UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10487

Hotchkis and Wiley Funds
(Exact name of registrant as specified in charter)

725 S. Figueroa Street, 39th Floor Los Angeles, California 90071
(Address of principal executive offices) (Zip code)

Anna Marie Lopez Hotchkis and Wiley Capital Management, LLC 725 S. Figueroa Street, 39th Floor Los Angeles, California 90071
(Name and address of agent for service)

Copies to: Mitchell Nichter, Esq. Paul, Hastings, Janofsky & Walker, LLP 55 Second Street, Twenty-Fourth Floor San Francisco, California 94105
(Counsel for the Registrant)

Registrant’s telephone number, including area code:	(213) 430-1000

Date of fiscal year end:	June 30, 2010

Date of reporting period:	July 1, 2009 - June 30, 2010

Item 1 - Report to Shareholders

Diversified Value Fund
  Large Cap Value Fund
    Mid-Cap Value Fund
      Small Cap Value Fund
        Value Opportunities Fund
          High Yield Fund

HOTCHKIS AND WILEY FUNDS

JUNE 30, 2010

ANNUAL REPORT

TABLE OF CONTENTS

SHAREHOLDER LETTER	3

FUND PERFORMANCE DATA	6

SCHEDULE OF INVESTMENTS:

DIVERSIFIED VALUE FUND	13

LARGE CAP VALUE FUND	15

MID-CAP VALUE FUND	17

SMALL CAP VALUE FUND	19

VALUE OPPORTUNITIES FUND	21

HIGH YIELD FUND	23

STATEMENTS OF ASSETS AND LIABILITIES	28

STATEMENTS OF OPERATIONS	29

STATEMENTS OF CHANGES IN NET ASSETS	30

FINANCIAL HIGHLIGHTS	32

NOTES TO THE FINANCIAL STATEMENTS	35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	42

FUND EXPENSE EXAMPLES	43

BOARD CONSIDERATIONS IN APPROVING CONTINUATION OF INVESTMENT ADVISORY AGREEMENTS	44

MANAGEMENT	46

PRIVACY POLICY	47

INFORMATION ABOUT THE FUNDS	BACK COVER

DEAR SHAREHOLDER:

The following investment review and annual report relates to the activities of the Hotchkis and Wiley Funds for the twelve months ended June 30, 2010.

OVERVIEW

Equity markets continued to recover from unprecedented valuation levels, which bottomed in early 2009. Despite its retreat in the past quarter, the S&P 500 Index returned +14.43% over the twelve months ended June 30, 2010. During this period, value outperformed growth and small cap outperformed large cap. Cyclical stocks, whose valuations had been disproportionately depressed, performed exceptionally well. The consumer discretionary, industrials, and materials sectors were top-performers while telecommunications, energy, and utilities lagged.

Several dynamics helped support the market's recovery. Persistent negative economic news subsided, calming skittish investors. As panic waned, investors refocused on long-term company fundamentals which revealed promising signs of recovery. Aggressive corporate retrenchment supported earnings and cash flows — both remained resilient despite revenue declines. This cost-cutting put considerable cash on balance sheets, much of which is anticipated to be returned to shareholders via dividends and/or share repurchases. Corporate America's retrenchment has also established tremendous operating leverage. This should result in disproportionately accretive earnings, even if there is only modest improvement in demand.

Over the most recent quarter, concerns surrounding global economic stability continued to unnerve investors. Worries over European sovereign debt, an apparent moderation of explosive Chinese economic growth, and the wide conjecture over domestic financial regulation kept investors guarded. These systemic uncertainties may prolong the recovery as consumers and businesses remain cautious. Meanwhile, even with the recent equity market recovery, the S&P 500 remains roughly 30% below its 2007 peak. Earnings multiples (i.e. P/E ratios) remain well below historical trends.

As a disciplined, research-driven value manager, we remain confident in current opportunities. Corporate earnings and the U.S. economy are recovering from one of the deepest recessions since the Great Depression, which should amplify the magnitude of the recovery — particularly given equities' embedded operating leverage. Also, the recovery of value stocks has tended to carry on for several successive years following sizable market dislocations. We believe these characteristics provide a persuasive case for value investor optimism going forward.

HOTCHKIS AND WILEY DIVERSIFIED VALUE FUND

The Fund's Class I, Class A, and Class C shares had total returns for the 12-month period of 20.22%, 19.84%, and 19.17%, respectively, compared to the S&P 500 Index return of 14.43% and the Russell 1000 Value Index return of 16.92%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 7 of this report to shareholders.)

Positive stock selection in seven of the ten GICS sectors drove outperformance relative to the Russell 1000 Value Index. The financials sector was the largest performance contributor, led by stock selection in insurance. A lack of exposure to the poor-performing capital markets companies (Goldman Sachs, Morgan Stanley, etc.) also helped relative to the index. An underweight in energy, the worst-performing sector over the course of the year, aided performance. Stock selection in the energy sector boosted returns due to the large weight in the top-performing large integrated oil company — ConocoPhillips. Stock selection in utilities hurt performance as Exelon and NextEra Energy (formerly FPL Group) underperformed. An overweight position and weak stock selection in consumer staples also hindered returns.

HOTCHKIS AND WILEY LARGE CAP VALUE FUND

The Fund's Class I, Class A, Class C, and Class R shares had total returns for the 12-month period of 20.08%, 19.82%, 18.91%, and 19.55%, respectively, compared to the S&P 500 Index return of 14.43% and the Russell 1000 Value Index return of 16.92%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 8 of this report to shareholders.)

Positive stock selection in financials, particularly insurance, was the largest contributor to outperformance relative to the Russell 1000 Value Index over the past year — Genworth, XL Capital, and MetLife were large performance contributors within insurance. Positive stock selection in energy was the next best performance contributor due to the large weight in ConocoPhillips, which was the top-performer among the large integrated oil companies. Positive stock selection in telecommunications, industrials, materials, and healthcare also aided performance. The largest performance detractor for the year was stock selection in utilities as Exelon and NextEra Energy (formerly FPL Group) underperformed. Stock selection in consumer discretionary also detracted from performance with J.C. Penney the largest underperformer.

HOTCHKIS AND WILEY MID-CAP VALUE FUND

The Fund's Class I, Class A, Class C, and Class R shares had total returns for the 12-month period of 33.00%, 32.67%, 31.67%, and 32.36%, respectively, compared to the Russell Midcap Index return of 25.13% and the Russell Midcap Value Index return of 28.91%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 9 of this report to shareholders.)

Positive stock selection in financials was the largest contributor to outperformance relative to the Russell Midcap Value Index over the past year. Stock selection in banks and insurance were both large contributors to performance. The largest individual contributors within financials were Fifth Third and Capital One Financial. Positive stock selection in the consumer discretionary sector was the next best performance contributor with Valassis Communications (advertising), Limited Brands (apparel/retailer), and Jones Apparel (apparel/retailer) leading the way. The information technology sector was the largest performance detractor as CA and BMC Software lagged the benchmark. Stock selection in consumer staples and energy also detracted from performance.

HOTCHKIS AND WILEY SMALL CAP VALUE FUND

The Fund's Class I, Class A, and Class R shares had total returns for the 12-month period of 49.02%, 48.70%, and 47.56%, respectively, compared to the Russell 2000 Index return of 21.48% and the Russell 2000 Value Index return of 25.07%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 10 of this report to shareholders.)

Positive stock selection drove outperformance relative to the Russell 2000 Value Index for the year. Stock selection was positive in eight sectors, neutral in one sector, and negative in one sector. The consumer discretionary sector was the largest performance contributor as Valassis (advertising) and several retailers performed well. The financials sector was the next best performer as stock selection in banks and insurance aided performance for the year. The sole negative sector was utilities — two of the four portfolio holdings lagged the index's sector return.

HOTCHKIS AND WILEY VALUE OPPORTUNITIES FUND

The Fund's Class I, Class A, and Class R shares had total returns for the 12-month period of 38.72%, 38.43%, and 37.38%, respectively, compared to the Russell 3000 Index return of 15.72% and the Russell 3000 Value Index return of 17.57%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 11 of this report to shareholders.)

Positive stock selection drove outperformance relative to the Russell 3000 Value Index for the year. Stock selection was positive in eight of the ten GICS sectors. The consumer discretionary sector was the largest performance contributor, as Valassis (advertising) and several retailers performed well. The industrials sector was the next best performer, as professional services and machinery holdings aided performance. While positive in absolute terms, returns in the consumer staples sector lagged the benchmark during the year; this was the largest detractor from performance.

HOTCHKIS AND WILEY HIGH YIELD FUND

The Fund's Class I and Class A shares had total returns for the 12-month period of 25.45% and 24.76%, respectively, compared to the BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index return of 21.65%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 12 of this report to shareholders.)

The high yield bond market rallied over the past year outperforming equities and investment grade bonds by considerable margins. High yield spreads tightened at a blistering pace from the record levels reached in early 2009. Low-rated credits, which had been excessively punished in the downswing, led the recovery. Unlike the equity market, the high yield market did not retreat over the past quarter; the high yield market's fundamentals have improved significantly from a year ago. Default rates have moved from record highs to well below historical averages. The ratio of issuers upgraded relative to issuers downgraded has improved to a near-record level. The new issue market has been sporadic but robust — most of the newly raised capital has been used for refinancing, which has improved balance sheets. Also strengthening balance sheets has been sizable corporate retrenchment that has allowed Corporate America to become flush with cash. While we do not expect the extraordinary market returns to persist, fundamental improvements and still-attractive spreads provide high yield investors with reason for optimism.

The portfolio's weight in CCC-rated credits averaged 8% over the course of the year, which helped relative to the BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) as these bonds tightened exceptionally. Positive credit selection across the quality spectrum also contributed to the portfolio's outperformance. The consumer cyclical sector was the portfolio's top-performer with clothing retailer Quiksilver and recreation retailer Brunswick performing well. The portfolio's insurance holdings returned +36% for the year, but this lagged the index's insurance holdings, which returned a spectacular +87% over the same period — this detracted from relative performance. Also, the portfolio averaged 2% in cash, which detracted about 70 basis points in relative return during the strong market.

CONCLUSION

We appreciate your continued support of the Hotchkis and Wiley Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Anna Marie Lopez President	George Davis Fund Manager	Sheldon Lieberman Fund Manager

Patty McKenna Fund Manager	James Miles Fund Manager	Stan Majcher Fund Manager

David Green Fund Manager	Scott McBride Fund Manager	Judd Peters Fund Manager

Ray Kennedy Fund Manager	Mark Hudoff Fund Manager

The above reflects opinions of Fund managers as of June 30, 2010. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Please refer to the Schedule of Investments in this report for a complete list of fund holdings for June 30, 2010. Past performance does not guarantee future results. Indexes do not incur expenses or sales loads and are not available for investment.

Credit Quality weights by rating were derived from the highest bond rating as determined by S&P, Moody's or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor's, Moody's and Fitch. These firms evaluate a bond issuer's financial strength, or its ability to pay a bond's principal and interest in a timely fashion. Ratings are expressed as letters ranging from 'AAA', which is the highest grade, to 'D', which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will determine an internal rating.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"), an independent international financial data and investment services company. GICS is a service mark of MSCI and S&P and has been licensed for use by Hotchkis and Wiley Capital Management, LLC. The GICS methodology is used by the MSCI indexes, which include domestic and international stocks, as well as by a large portion of the professional investment management community. The GICS hierarchy begins with 10 sectors and is followed by 24 industry groups, 67 industries and 147 sub-industries. Each stock that is classified will have a coding at all four of these levels.

Definitions: Basis point equals .01%.

Current and future portfolio holdings are subject to risk.

Fund Performance Data

ABOUT FUND PERFORMANCE

The Large Cap Value Fund and Mid-Cap Value Fund have four classes of shares. The Diversified Value Fund, Small Cap Value Fund, Value Opportunities Fund and High Yield Fund have three classes of shares. Each share class has its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Currently, the High Yield Fund is not offering Class C shares to investors.

Class I shares have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan. Class I shares are available only to eligible investors.

Class A shares incur a maximum initial sales charge of 5.25% for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund and Value Opportunities Fund and 3.75% for the High Yield Fund and an annual distribution and service fee of 0.25%.

Class C shares are subject to an annual distribution and service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase. Class C shares automatically convert to Class A shares approximately eight years after purchase and will then be subject to lower distribution and service fees.

Class R shares have no initial sales charge or CDSC and are subject to an annual distribution and service fee of 0.50%. Class R shares are offered only by the Large Cap Value Fund and Mid-Cap Value Fund and are available only to certain retirement plans.

FUND RISKS

Mutual fund investing involves risk; loss of principal is possible. The Small Cap Value Fund, Mid-Cap Value Fund and Value Opportunities Fund invest in small- and medium-capitalization companies which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Value Opportunities Fund is a non-diversified fund which involves greater risk than investing in diversified funds, such as business risk, significant stock price fluctuations and sector concentration. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Value Opportunities Fund and High Yield Fund invest in debt securities that decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the High Yield Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The High Yield Fund may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks. Depending upon the characteristics of particular derivatives, they can suddenly become illiquid. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

MARKET INDEXES

The following are definitions for indexes used in the shareholder letter and the performance summary tables on the following pages. These indexes are unmanaged and include the reinvestment of dividends, but do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds' portfolios. The Funds' value disciplines may prevent or restrict investments in the benchmark indexes. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance.

S&P 500® Index, a capital weighted, unmanaged index, represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Russell 3000® Index, an unmanaged index, is comprised of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 1000® Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index, an unmanaged index, is a stock market index comprised of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

The BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index contains all securities in the BofA Merrill Lynch U.S. High Yield Index rated BB+ through B- by S&P (or equivalent as rated by Moody's or Fitch), but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

Fund Performance Data

DIVERSIFIED VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2010	1 Year	5 Years	Since 8/30/04*
Class I
Average annual total return	20.22%	–4.88%	–0.71%
Class A
Average annual total return (with sales charge)	13.49%	–6.15%	–1.88%
Average annual total return (without sales charge)	19.84%	–5.13%	–0.97%
Class C
Average annual total return (with CDSC)	18.17%	–5.76%	–1.65%
Average annual total return (without CDSC)	19.17%	–5.76%	–1.65%
S&P 500 Index††
Average annual total return	14.43%	–0.79%	0.96%
Russell 1000 Index††
Average annual total return	15.24%	–0.56%	1.45%
Russell 1000 Value Index††
Average annual total return	16.92%	–1.64%	0.96%

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the current maximum sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in stocks of U.S. companies with market capitalizations similar to the Russell 1000 Index.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I, Class A and Class C.

Past performance is not indicative of future results and the table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

LARGE CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2010	1 Year	5 Years	10 Years	Since 6/24/87*
Class I
Average annual total return	20.08%	–6.13%	4.67%	7.51%
Class A
Average annual total return (with sales charge)	13.56%	–7.39%	3.88%	7.02%
Average annual total return (without sales charge)	19.82%	–6.38%	4.44%	7.27%
Class C
Average annual total return (with CDSC)	17.91%	–6.98%	3.69%	6.45%
Average annual total return (without CDSC)	18.91%	–6.98%	3.69%	6.45%
Class R
Average annual total return	19.55%	–6.61%	4.19%	6.99%
S&P 500 Index††
Average annual total return	14.43%	–0.79%	–1.59%	7.84%
Russell 1000 Index††
Average annual total return	15.24%	–0.56%	–1.22%	7.99%
Russell 1000 Value Index††
Average annual total return	16.92%	–1.64%	2.38%	n/a

Returns shown for Class A, Class C, and Class R shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A — 10/26/01; Class C — 2/4/02; Class R — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the current maximum sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in stocks of U.S. companies with market capitalizations similar to the Russell 1000 Index.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

MID-CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2010	1 Year	5 Years	10 Years	Since 1/2/97*
Class I
Average annual total return	33.00%	–1.53%	9.47%	10.70%
Class A
Average annual total return (with sales charge)	25.69%	–2.82%	8.60%	10.00%
Average annual total return (without sales charge)	32.67%	–1.77%	9.18%	10.44%
Class C
Average annual total return (with CDSC)	30.67%	–2.35%	8.50%	9.66%
Average annual total return (without CDSC)	31.67%	–2.35%	8.50%	9.66%
Class R
Average annual total return	32.36%	–2.02%	9.09%	10.27%
Russell Midcap Index††
Average annual total return	25.13%	1.22%	4.24%	7.65%
Russell Midcap Value Index††
Average annual total return	28.91%	0.71%	7.55%	8.30%

Returns shown for Class A, Class C, and Class R shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A, Class C — 1/2/01; Class R — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the current maximum sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in stocks of U.S. companies with market capitalizations similar to the Russell Midcap Index.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

SMALL CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2010	1 Year	5 Years	10 Years	Since 9/20/85*
Class I
Average annual total return	49.02%	–2.55%	12.30%	10.76%
Class A
Average annual total return (with sales charge)	40.91%	–3.84%	11.59%	10.27%
Average annual total return (without sales charge)	48.70%	–2.79%	12.19%	10.52%
Class C
Average annual total return (with CDSC)	46.56%	–3.34%	11.32%	9.72%
Average annual total return (without CDSC)	47.56%	–3.34%	11.32%	9.72%
Russell 2000 Index††
Average annual total return	21.48%	0.37%	3.00%	8.65%
Russell 2000 Value Index††
Average annual total return	25.07%	–0.51%	7.48%	n/a

Returns shown for Class A and Class C shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A — 10/6/00; Class C — 2/4/02.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the current maximum sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in stocks of U.S. companies with market capitalizations less than $3 billion.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

VALUE OPPORTUNITIES FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2010	1 Year	5 Years	Since 12/31/02*
Class I
Average annual total return	38.72%	–0.63%	9.57%
Class A
Average annual total return (with sales charge)	31.17%	–1.94%	8.63%
Average annual total return (without sales charge)	38.43%	–0.87%	9.41%
Class C
Average annual total return (with CDSC)	36.38%	–1.50%	8.56%
Average annual total return (without CDSC)	37.38%	–1.50%	8.56%
S&P 500 Index††
Average annual total return	14.43%	–0.79%	4.19%
Russell 3000 Index††
Average annual total return	15.72%	–0.48%	4.90%
Russell 3000 Value Index††
Average annual total return	17.57%	–1.56%	5.00%

Returns shown for Class C shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class C — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the current maximum sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in securities of companies with strong capital appreciation potential.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

HIGH YIELD FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2010	1 Year	Since 3/31/09*
Class I
Average annual total return	25.45%	30.73%
Class A
Average annual total return (with sales charge)	20.08%	25.96%
Average annual total return (without sales charge)	24.76%	29.87%
The BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index
Average annual total return	21.65%	33.55%

Returns shown for Class A shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class A — 5/29/09.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the current applicable sales charge of the class. Returns for Class A reflect the current maximum initial sales charge of 3.75%. Average annual total returns without sales charge do not reflect the current maximum sales charges. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in high yield securities.

†† See index description on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Schedule of Investments — June 30, 2010

Hotchkis and Wiley Diversified Value Fund

Largest Equity Holdings	Percent of net assets
ConocoPhillips	4.58%
JPMorgan Chase & Company	4.49%
Royal Dutch Shell PLC - Class B - ADR	4.31%
Wells Fargo & Company	3.90%
Bank of America Corporation	3.79%
CA, Inc.	3.23%
Exelon Corporation	3.21%
Vodafone Group PLC - ADR	3.05%
Citigroup, Inc.	2.58%
Lockheed Martin Corporation	2.50%

COMMON STOCKS — 99.18%	Shares Held	Value
CONSUMER DISCRETIONARY — 10.99% Auto Components — 1.01%
Johnson Controls, Inc.	147,000	$3,949,890
Hotels, Restaurants & Leisure — 0.91%
Carnival Corporation	118,100	3,571,344
Media — 3.61%
Comcast Corporation	363,100	5,965,733
Interpublic Group of Companies, Inc. (a)	479,300	3,417,409
Time Warner Cable, Inc.	90,800	4,728,864
		14,112,006
Multiline Retail — 1.71%
J.C. Penney Company, Inc.	312,100	6,703,908
Specialty Retail — 3.75%
The Gap, Inc.	171,600	3,339,336
Home Depot, Inc.	249,200	6,995,044
Limited Brands, Inc.	195,900	4,323,513
		14,657,893
TOTAL CONSUMER DISCRETIONARY		42,995,041
CONSUMER STAPLES — 8.03% Food & Staples Retailing — 4.68%
CVS Caremark Corporation	173,300	5,081,156
Safeway, Inc.	264,900	5,207,934
Wal-Mart Stores, Inc.	166,800	8,018,076
		18,307,166
Food Products — 0.50%
Kraft Foods, Inc.	70,900	1,985,200
Tobacco — 2.85%
Lorillard, Inc.	41,800	3,008,764
Philip Morris International, Inc.	177,500	8,136,600
		11,145,364
TOTAL CONSUMER STAPLES		31,437,730

	Shares Held	Value
ENERGY — 10.92% Oil, Gas & Consumable Fuels — 10.92%
ConocoPhillips	365,400	$17,937,486
Exxon Mobil Corporation	103,800	5,923,866
Marathon Oil Corporation	63,600	1,977,324
Royal Dutch Shell PLC — Class B — ADR	349,400	16,869,032
TOTAL ENERGY		42,707,708
FINANCIALS — 26.91% Commercial Banks — 6.40%
KeyCorp	373,903	2,875,314
PNC Financial Services Group, Inc.	85,215	4,814,648
SunTrust Banks, Inc.	89,800	2,092,340
Wells Fargo & Company	595,334	15,240,550
		25,022,852
Consumer Finance — 1.58%
American Express Company	48,700	1,933,390
Capital One Financial Corporation	105,400	4,247,620
		6,181,010
Diversified Financial Services — 10.86%
Bank of America Corporation	1,032,522	14,837,341
Citigroup, Inc. (a)	2,682,845	10,087,497
JPMorgan Chase & Company	479,400	17,550,834
		42,475,672
Insurance — 8.07%
The Allstate Corporation	239,500	6,880,835
Genworth Financial, Inc. (a)	486,900	6,363,783
Hartford Financial Services Group, Inc.	86,300	1,909,819
MetLife, Inc.	122,242	4,615,858
Prudential Financial, Inc.	64,500	3,461,070
The Travelers Companies, Inc.	36,300	1,787,775
XL Capital Limited	410,800	6,576,908
		31,596,048
TOTAL FINANCIALS		105,275,582

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2010

Hotchkis and Wiley Diversified Value Fund

	Shares Held	Value
HEALTH CARE — 6.52% Pharmaceuticals — 6.52%
AstraZeneca PLC — ADR (b)	45,900	$2,163,267
Bristol-Myers Squibb Company	195,300	4,870,782
Eli Lilly & Company	272,000	9,112,000
Johnson & Johnson	34,600	2,043,476
Merck & Company, Inc.	83,796	2,930,346
Pfizer, Inc.	308,200	4,394,932
TOTAL HEALTH CARE		25,514,803
INDUSTRIALS — 12.90% Aerospace & Defense — 6.39%
The Boeing Company	36,200	2,271,550
Empresa Brasileira de Aeronautica SA — ADR	209,600	4,391,120
Honeywell International, Inc.	49,500	1,931,985
Lockheed Martin Corporation	131,400	9,789,300
Northrop Grumman Corporation	121,800	6,630,792
		25,014,747
Air Freight & Logistics — 1.58%
FedEx Corporation	88,000	6,169,680
Industrial Conglomerates — 1.60%
Tyco International Limited	177,800	6,263,894
Machinery — 3.33%
Cummins, Inc.	77,300	5,034,549
PACCAR, Inc.	200,500	7,993,935
		13,028,484
TOTAL INDUSTRIALS		50,476,805
INFORMATION TECHNOLOGY — 11.66% Computers & Peripherals — 1.73%
Hewlett-Packard Company	156,700	6,781,976
Electronic Equipment, Instruments & Components — 1.84%
Tyco Electronics Limited	284,000	7,207,920
IT Services — 1.88%
Accenture PLC	51,500	1,990,475
International Business Machines Corporation	43,500	5,371,380
		7,361,855
Software — 6.21%
CA, Inc.	687,206	12,644,591
Microsoft Corporation	336,700	7,747,467
Oracle Corporation	181,300	3,890,698
		24,282,756
TOTAL INFORMATION TECHNOLOGY		45,634,507

	Shares Held	Value
MATERIALS — 1.50% Chemicals — 1.50%
PPG Industries, Inc.	97,000	$5,859,770
TOTAL MATERIALS		5,859,770
TELECOMMUNICATION SERVICES — 3.05% Wireless Telecommunication Services — 3.05%
Vodafone Group PLC — ADR	577,900	11,945,193
TOTAL TELECOMMUNICATION SERVICES		11,945,193
UTILITIES — 6.70% Electric Utilities — 6.70%
Edison International	157,200	4,986,384
Entergy Corporation	44,800	3,208,576
Exelon Corporation	330,300	12,541,491
NextEra Energy, Inc.	112,200	5,470,872
TOTAL UTILITIES		26,207,323
Total investments — 99.18% (Cost $525,053,138)		388,054,462
Collateral for securities on loan^ — 0.44%		1,729,808
Time deposit* — 0.09%		348,052
Other assets in excess of liabilities — 0.29%		1,135,075
Net assets — 100.00%		$391,267,397

(a) — Non-income producing security.

(b) — All or a portion of this security is on loan. The total market value of securities on loan was $1,694,690.

ADR — American Depositary Receipt

^ — Collateral for securities on loan of $1,725,119 was invested in JP Morgan Chase Repurchase Agreements which bear interest at 0.01% and mature on 7/1/2010. The repurchase proceeds are $1,725,119. The repurchase agreements are collateralized by United States Government & Agency Issues. The remaining collateral for securities on loan of $4,689 was held as cash.

* — Time deposit with Citibank bears interest at 0.03% and matures on 7/1/2010. Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2010

Hotchkis and Wiley Large Cap Value Fund

Largest Equity Holdings	Percent of net assets
Royal Dutch Shell PLC - Class B - ADR	4.94%
JPMorgan Chase & Company	4.87%
Bank of America Corporation	4.30%
Exelon Corporation	4.20%
Wells Fargo & Company	4.05%
ConocoPhillips	3.93%
CA, Inc.	3.67%
Vodafone Group PLC - ADR	3.12%
Citigroup, Inc.	3.11%
Lockheed Martin Corporation	2.99%

COMMON STOCKS — 99.20%	Shares Held	Value
CONSUMER DISCRETIONARY — 10.85% Automobiles — 0.96%
Harley-Davidson, Inc.	452,900	$10,067,967
Household Durables — 0.46%
Fortune Brands, Inc.	122,800	4,811,304
Media — 2.55%
Comcast Corporation	1,621,100	26,634,673
Multiline Retail — 2.21%
J.C. Penney Company, Inc.	1,071,700	23,020,116
Specialty Retail — 4.14%
The Gap, Inc.	545,600	10,617,376
Home Depot, Inc.	675,109	18,950,309
Limited Brands, Inc.	616,300	13,601,741
		43,169,426
Textiles, Apparel & Luxury Goods — 0.53%
Jones Apparel Group, Inc.	350,100	5,549,085
TOTAL CONSUMER DISCRETIONARY		113,252,571
CONSUMER STAPLES — 5.97% Food & Staples Retailing — 3.84%
CVS Caremark Corporation	266,100	7,802,052
Safeway, Inc.	776,900	15,273,854
Wal-Mart Stores, Inc.	353,900	17,011,973
		40,087,879
Tobacco — 2.13%
Philip Morris International, Inc.	484,900	22,227,816
TOTAL CONSUMER STAPLES		62,315,695
ENERGY — 8.87% Oil, Gas & Consumable Fuels — 8.87%
ConocoPhillips	835,300	41,004,877
Royal Dutch Shell PLC — Class B — ADR	1,067,300	51,529,244
TOTAL ENERGY		92,534,121

	Shares Held	Value
FINANCIALS — 28.80% Commercial Banks — 6.41%
PNC Financial Services Group, Inc.	271,900	$15,362,350
Regions Financial Corporation	1,403,700	9,236,346
Wells Fargo & Company	1,651,591	42,280,730
		66,879,426
Consumer Finance — 1.31%
Capital One Financial Corporation	340,600	13,726,180
Diversified Financial Services — 12.27%
Bank of America Corporation	3,120,889	44,847,175
Citigroup, Inc. (a)	8,622,282	32,419,780
JPMorgan Chase & Company	1,388,600	50,836,646
		128,103,601
Insurance — 8.81%
The Allstate Corporation	844,200	24,253,866
Genworth Financial, Inc. (a)	1,277,800	16,700,846
MetLife, Inc.	552,358	20,857,038
The Travelers Companies, Inc.	111,800	5,506,150
Unum Group	242,400	5,260,080
XL Capital Limited	1,208,000	19,340,080
		91,918,060
TOTAL FINANCIALS		300,627,267
HEALTH CARE — 6.82% Pharmaceuticals — 6.82%
Bristol-Myers Squibb Company	748,700	18,672,578
Eli Lilly & Company	864,300	28,954,050
Merck & Company, Inc.	222,402	7,777,398
Pfizer, Inc.	1,109,200	15,817,192
TOTAL HEALTH CARE		71,221,218

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2010

Hotchkis and Wiley Large Cap Value Fund

	Shares Held	Value
INDUSTRIALS — 11.30% Aerospace & Defense — 5.89%
Empresa Brasileira de Aeronautica SA — ADR	599,500	$12,559,525
Lockheed Martin Corporation	418,600	31,185,700
Northrop Grumman Corporation	324,700	17,676,668
		61,421,893
Industrial Conglomerates — 1.62%
Tyco International Limited	480,125	16,914,804
Machinery — 3.79%
Cummins, Inc.	219,200	14,276,496
PACCAR, Inc.	635,100	25,321,437
		39,597,933
TOTAL INDUSTRIALS		117,934,630
INFORMATION TECHNOLOGY — 12.41% Computers & Peripherals — 1.67%
Hewlett-Packard Company	403,700	17,472,136
Electronic Equipment, Instruments & Components — 2.61%
Tyco Electronics Limited	1,074,425	27,268,907
IT Services — 2.18%
International Business Machines Corporation	184,100	22,732,668
Software — 5.95%
CA, Inc.	2,082,481	38,317,650
Microsoft Corporation	1,031,400	23,732,514
		62,050,164
TOTAL INFORMATION TECHNOLOGY		129,523,875
MATERIALS — 3.76% Chemicals — 3.76%
Celanese Corporation	737,500	18,371,125
PPG Industries, Inc.	346,100	20,907,901
TOTAL MATERIALS		39,279,026
TELECOMMUNICATION SERVICES — 3.12% Wireless Telecommunication Services — 3.12%
Vodafone Group PLC — ADR	1,573,300	32,520,111
TOTAL TELECOMMUNICATION SERVICES		32,520,111

	Shares Held	Value
UTILITIES — 7.30% Electric Utilities — 7.30%
Edison International	431,700	$13,693,524
Exelon Corporation	1,154,800	43,847,756
NextEra Energy, Inc.	382,700	18,660,452
TOTAL UTILITIES		76,201,732
Total investments — 99.20% (Cost $1,369,552,522)		1,035,410,246
Time deposit* — 0.74%		7,706,760
Other assets in excess of liabilities — 0.06%		642,547
Net assets — 100.00%		$1,043,759,553

(a) — Non-income producing security.

ADR — American Depositary Receipt

* — Time deposit with Citibank bears interest at 0.03% and matures on 7/1/2010. Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2010

Hotchkis and Wiley Mid-Cap Value Fund

Largest Equity Holdings	Percent of net assets
Con-way, Inc.	5.17%
CA, Inc.	4.61%
Valassis Communications, Inc.	4.38%
Celanese Corporation	3.10%
KeyCorp	3.03%
XL Capital Limited	2.94%
Tyco Electronics Limited	2.90%
Manpower, Inc.	2.89%
Safeway, Inc.	2.65%
Cobalt International Energy, Inc.	2.41%

COMMON STOCKS — 99.94%	Shares Held	Value
CONSUMER DISCRETIONARY — 18.00% Auto Components — 2.96%
The Goodyear Tire & Rubber Company (a)	1,544,000	$15,347,360
Magna International, Inc.	273,500	18,040,060
		33,387,420
Automobiles — 0.49%
Harley-Davidson, Inc.	248,000	5,513,040
Diversified Consumer Services — 0.79%
Weight Watchers International, Inc.	344,200	8,842,498
Media — 8.34%
Interpublic Group of Companies, Inc. (a)	2,601,800	18,550,834
Liberty Global, Inc. (a)	464,600	12,074,954
Time Warner Cable, Inc.	270,100	14,066,808
Valassis Communications, Inc. (a)	1,554,400	49,305,568
		93,998,164
Specialty Retail — 3.87%
The Gap, Inc.	1,029,300	20,030,178
Rent-A-Center, Inc. (a)	1,162,200	23,546,172
		43,576,350
Textiles, Apparel & Luxury Goods — 1.55%
Jones Apparel Group, Inc.	1,105,000	17,514,250
TOTAL CONSUMER DISCRETIONARY		202,831,722
CONSUMER STAPLES — 5.57% Food & Staples Retailing — 3.56%
Safeway, Inc.	1,518,300	29,849,778
SUPERVALU, Inc.	951,300	10,312,092
		40,161,870
Tobacco — 2.01%
Lorillard, Inc.	314,500	22,637,710
TOTAL CONSUMER STAPLES		62,799,580

	Shares Held	Value
ENERGY — 4.94% Oil, Gas & Consumable Fuels — 4.94%
Cobalt International Energy, Inc. (a)	3,649,500	$27,188,775
Forest Oil Corporation (a)	99,700	2,727,792
Holly Corporation	452,600	12,030,108
Stone Energy Corporation (a)	1,232,700	13,756,932
TOTAL ENERGY		55,703,607
FINANCIALS — 28.04% Commercial Banks — 10.05%
Fifth Third Bancorp	1,598,600	19,646,794
First Horizon National Corporation (a)	1	7
Huntington Bancshares, Inc.	2,573,400	14,256,636
KeyCorp	4,441,520	34,155,289
Regions Financial Corporation	3,928,500	25,849,530
SunTrust Banks, Inc.	829,200	19,320,360
		113,228,616
Consumer Finance — 3.50%
Capital One Financial Corporation	364,800	14,701,440
Discover Financial Services	1,769,000	24,730,620
		39,432,060
Diversified Financial Services — 1.85%
PHH Corporation (a)	1,092,700	20,805,008
Insurance — 10.59%
The Allstate Corporation	244,200	7,015,866
CNA Financial Corporation (a)	708,524	18,109,873
CNO Financial Group, Inc. (a)	4,742,400	23,474,880
Genworth Financial, Inc. (a)	1,832,800	23,954,696
Hartford Financial Services Group, Inc.	619,700	13,713,961
XL Capital Limited	2,069,600	33,134,296
		119,403,572

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2010

Hotchkis and Wiley Mid-Cap Value Fund

	Shares Held	Value
Real Estate Management & Development — 2.05%
MI Developments, Inc.	1,888,700	$23,098,801
TOTAL FINANCIALS		315,968,057
HEALTH CARE — 5.62% Health Care Equipment & Supplies — 1.96%
Kinetic Concepts, Inc. (a)	604,600	22,073,946
Health Care Providers & Services — 0.51%
LifePoint Hospitals, Inc. (a)	182,100	5,717,940
Pharmaceuticals — 3.15%
Endo Pharmaceuticals Holdings, Inc. (a)	560,500	12,230,110
King Pharmaceuticals, Inc. (a)	3,069,100	23,294,469
		35,524,579
TOTAL HEALTH CARE		63,316,465
INDUSTRIALS — 10.92% Aerospace & Defense — 1.64%
Empresa Brasileira de Aeronautica SA — ADR	880,900	18,454,855
Machinery — 1.22%
PACCAR, Inc.	278,000	11,083,860
Terex Corporation (a)	141,800	2,657,332
		13,741,192
Professional Services — 2.89%
Manpower, Inc.	754,400	32,574,992
Road & Rail — 5.17%
Con-way, Inc.	1,940,400	58,250,808
TOTAL INDUSTRIALS		123,021,847
INFORMATION TECHNOLOGY — 13.78% Communications Equipment — 1.02%
Arris Group, Inc. (a)	1,124,500	11,458,655
Electronic Equipment, Instruments & Components — 2.90%
Tyco Electronics Limited	1,286,900	32,661,522
IT Services — 0.83%
InfoGROUP, Inc. (a)	1,174,100	9,369,318
Semiconductors & Semiconductor Equipment — 2.76%
National Semiconductor Corporation	1,049,200	14,122,232
ON Semiconductor Corporation (a)	2,665,000	17,002,700
		31,124,932
Software — 6.27%
CA, Inc.	2,821,444	51,914,570
Novell, Inc. (a)	2,426,200	13,780,816
Symantec Corporation (a)	355,700	4,937,116
		70,632,502
TOTAL INFORMATION TECHNOLOGY		155,246,929

	Shares Held	Value
MATERIALS — 4.37% Chemicals — 4.37%
Celanese Corporation	1,403,300	$34,956,203
PPG Industries, Inc.	141,300	8,535,933
RPM International, Inc.	324,800	5,794,432
TOTAL MATERIALS		49,286,568
UTILITIES — 8.70% Electric Utilities — 7.08%
Edison International	665,900	21,122,348
Great Plains Energy, Inc.	1,561,400	26,575,028
Portland General Electric Company	1,273,300	23,339,589
Westar Energy, Inc.	407,500	8,806,075
		79,843,040
Multi-Utilities — 1.62%
Wisconsin Energy Corporation	359,800	18,256,252
TOTAL UTILITIES		98,099,292
Total investments — 99.94% (Cost $1,492,509,312)		1,126,274,067
Time deposit* — 0.17%		1,872,776
Liabilities in excess of other assets — (0.11)%		(1,196,882)
Net assets — 100.00%		$1,126,949,961

(a) — Non-income producing security.

ADR — American Depositary Receipt

* — Time deposit with Citibank bears interest at 0.03% and matures on 7/1/2010. Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2010

Hotchkis and Wiley Small Cap Value Fund

Largest Equity Holdings	Percent of net assets
Con-way, Inc.	5.18%
Great Plains Energy, Inc.	4.00%
Valassis Communications, Inc.	3.77%
Miller Industries, Inc.	3.57%
InfoGROUP, Inc.	3.52%
Kaiser Aluminum Corporation	3.44%
Symetra Financial Corporation	3.30%
Hudson Highland Group, Inc.	3.30%
PHH Corporation	3.11%
United America Indemnity Limited - Class A	2.96%

COMMON STOCKS — 97.31%	Shares Held	Value
CONSUMER DISCRETIONARY — 13.73% Auto Components — 1.92%
The Goodyear Tire & Rubber Company (a)	194,400	$1,932,336
Hawk Corporation (a)	87,100	2,216,695
		4,149,031
Diversified Consumer Services — 0.49%
Weight Watchers International, Inc.	41,400	1,063,566
Hotels, Restaurants & Leisure — 0.12%
Lakes Entertainment, Inc. (a)	175,900	269,127
Household Durables — 0.60%
Furniture Brands International, Inc. (a)	250,900	1,309,698
Media — 5.64%
Interpublic Group of Companies, Inc. (a)	556,000	3,964,280
Valassis Communications, Inc. (a)	257,300	8,161,556
Westwood One, Inc. (a) (c)	8,784	86,698
		12,212,534
Specialty Retail — 1.98%
Rent-A-Center, Inc. (a)	211,600	4,287,016
Textiles, Apparel & Luxury Goods — 2.98%
Jones Apparel Group, Inc.	299,300	4,743,905
Quiksilver, Inc. (a)	462,900	1,712,730
		6,456,635
TOTAL CONSUMER DISCRETIONARY		29,747,607
CONSUMER STAPLES — 2.12% Food Products — 2.12%
Overhill Farms, Inc. (a)	780,200	4,595,378
TOTAL CONSUMER STAPLES		4,595,378
ENERGY — 3.65% Oil, Gas & Consumable Fuels — 3.65%
Cobalt International Energy, Inc. (a)	160,800	1,197,960
Holly Corporation	46,800	1,243,944
Stone Energy Corporation (a)	489,500	5,462,820
TOTAL ENERGY		7,904,724

	Shares Held	Value
FINANCIALS — 27.91% Commercial Banks — 7.94%
Associated Banc-Corp	346,600	$4,249,316
First Horizon National Corporation (a)	139,187	1,593,693
First Interstate BancSystem, Inc.	209,400	3,293,862
Synovus Financial Corporation	1,258,700	3,197,098
Webster Financial Corporation	271,400	4,868,916
		17,202,885
Diversified Financial Services — 3.11%
PHH Corporation (a)	354,100	6,742,064
Insurance — 12.34%
CNO Financial Group, Inc. (a)	1,102,900	5,459,355
Employers Holdings, Inc.	287,300	4,231,929
The Hanover Insurance Group, Inc.	49,500	2,153,250
PMA Capital Corporation (a)	200,300	1,311,965
Symetra Financial Corporation (a)	596,300	7,155,600
United America Indemnity Limited — Class A (a)	872,027	6,418,119
		26,730,218
Real Estate Investment Trusts — 2.08%
CapLease, Inc.	615,800	2,838,838
Walter Investment Management Corporation	101,700	1,662,795
		4,501,633
Real Estate Management & Development — 1.94%
MI Developments, Inc.	343,700	4,203,451
Thrifts & Mortgage Finance — 0.50%
First Financial Holdings, Inc.	87,900	1,006,455
Territorial Bancorp, Inc.	4,600	87,170
		1,093,625
TOTAL FINANCIALS		60,473,876

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2010

Hotchkis and Wiley Small Cap Value Fund

	Shares Held	Value
HEALTH CARE — 5.54% Health Care Equipment & Supplies — 2.02%
Kinetic Concepts, Inc. (a)	120,000	$4,381,200
Pharmaceuticals — 3.52%
Endo Pharmaceuticals Holdings, Inc. (a)	96,500	2,105,630
King Pharmaceuticals, Inc. (a)	726,200	5,511,858
		7,617,488
TOTAL HEALTH CARE		11,998,688
INDUSTRIALS — 18.67% Aerospace & Defense — 0.77%
Empresa Brasileira de Aeronautica SA — ADR	79,200	1,659,240
Machinery — 4.82%
Miller Industries, Inc.	574,800	7,742,556
Terex Corporation (a)	143,700	2,692,938
		10,435,494
Professional Services — 7.90%
Heidrick & Struggles International, Inc.	165,900	3,785,838
Hudson Highland Group, Inc. (a) (b)	1,624,700	7,148,680
Manpower, Inc.	143,400	6,192,012
		17,126,530
Road & Rail — 5.18%
Con-way, Inc.	373,700	11,218,474
TOTAL INDUSTRIALS		40,439,738
INFORMATION TECHNOLOGY — 10.00% Communications Equipment — 0.97%
Arris Group, Inc. (a)	207,500	2,114,425
Computers & Peripherals — 1.24%
Hypercom Corporation (a)	580,400	2,693,056
IT Services — 5.32%
InfoGROUP, Inc. (a)	954,900	7,620,102
Ness Technologies, Inc. (a)	354,100	1,526,171
Wright Express Corporation (a)	79,800	2,370,060
		11,516,333
Semiconductors & Semiconductor Equipment — 2.01%
ON Semiconductor Corporation (a)	681,700	4,349,246
Software — 0.46%
Novell, Inc. (a)	175,400	996,272
TOTAL INFORMATION TECHNOLOGY		21,669,332
MATERIALS — 7.92% Metals & Mining — 7.92%
Haynes International, Inc.	129,000	3,977,070
Kaiser Aluminum Corporation	214,700	7,443,649
Noranda Aluminum Holding Corporation (a)	675,700	4,344,751
Universal Stainless & Alloy (a)	87,200	1,394,328
TOTAL MATERIALS		17,159,798

	Shares Held	Value
UTILITIES — 7.77% Electric Utilities — 7.77%
Great Plains Energy, Inc.	508,800	$8,659,776
Portland General Electric Company	294,000	5,389,020
Westar Energy, Inc.	128,400	2,774,724
TOTAL UTILITIES		16,823,520
Total investments — 97.31% (Cost $277,133,860)		210,812,661
Collateral for securities on loan^ — 0.03%		69,649
Time deposits* — 3.28%		7,103,615
Liabilities in excess of other assets — (0.62)%		(1,353,103)
Net assets — 100.00%		$216,632,822

(a) — Non-income producing security.

(b) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(c) — All or a portion of this security is on loan. The total market value of securities on loan was $67,841.

ADR — American Depositary Receipt

^ — Collateral for securities on loan of $69,461 was invested in JP Morgan Chase Repurchase Agreements which bear interest at 0.01% and mature on 7/1/2010. The repurchase proceeds are $69,461. The repurchase agreements are collateralized by United States Government & Agency Issues. The remaining collateral for securities on loan of $188 was held as cash.

* — Time deposits of $3,500,000 with Citibank and $3,603,615 with Wells Fargo bear interest at 0.03% and mature on 7/1/2010. Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2010

Hotchkis and Wiley Value Opportunities Fund

Largest Equity Holdings	Percent of net assets
Con-way, Inc.	7.06%
Vodafone Group PLC - ADR	6.38%
Philip Morris International, Inc.	5.64%
Hudson Highland Group, Inc.	4.82%
Exelon Corporation	4.69%
CA, Inc.	4.60%
ConocoPhillips	4.25%
Royal Dutch Shell PLC - Class B - ADR	3.91%
JPMorgan Chase & Company	3.73%
Valassis Communications, Inc.	3.41%

COMMON STOCKS — 90.66%	Shares Held	Value
CONSUMER DISCRETIONARY — 6.26% Auto Components — 1.14%
The Goodyear Tire & Rubber Company (a)	61,000	$606,340
Distributors — 0.80%
KSW, Inc.	136,700	423,770
Hotels, Restaurants & Leisure — 0.37%
Lakes Entertainment, Inc. (a)	130,200	199,206
Household Durables — 0.52%
Furniture Brands International, Inc. (a)	53,400	278,748
Media — 3.43%
Valassis Communications, Inc. (a)	57,200	1,814,384
Westwood One, Inc. (a) (b)	678	6,692
		1,821,076
TOTAL CONSUMER DISCRETIONARY		3,329,140
CONSUMER STAPLES — 10.21% Food & Staples Retailing — 2.32%
Wal-Mart Stores, Inc.	25,700	1,235,399
Food Products — 2.25%
Overhill Farms, Inc. (a)	203,200	1,196,848
Tobacco — 5.64%
Philip Morris International, Inc.	65,400	2,997,936
TOTAL CONSUMER STAPLES		5,430,183
ENERGY — 8.16% Oil, Gas & Consumable Fuels — 8.16%
ConocoPhillips	46,000	2,258,140
Royal Dutch Shell PLC — Class B — ADR	43,100	2,080,868
TOTAL ENERGY		4,339,008
FINANCIALS — 18.65% Commercial Banks — 2.50%
Wells Fargo & Company	51,900	1,328,640

	Shares Held	Value
Diversified Financial Services — 6.22%
Bank of America Corporation	91,900	$1,320,603
JPMorgan Chase & Company	54,200	1,984,262
		3,304,865
Insurance — 5.13%
United America Indemnity Limited — Class A (a)	201,569	1,483,548
XL Capital Limited	77,800	1,245,578
		2,729,126
Real Estate Management & Development — 1.76%
MI Developments, Inc.	76,300	933,149
Thrifts & Mortgage Finance — 3.04%
Tree.com, Inc. (a)	256,000	1,617,920
TOTAL FINANCIALS		9,913,700
INDUSTRIALS — 20.43% Aerospace & Defense — 4.65%
Lockheed Martin Corporation	23,500	1,750,750
Northrop Grumman Corporation	13,200	718,608
		2,469,358
Air Freight & Logistics — 0.68%
Air T, Inc.	34,800	364,008
Machinery — 3.22%
Miller Industries, Inc.	127,098	1,712,010
Professional Services — 4.82%
Hudson Highland Group, Inc. (a)	582,000	2,560,800
Road & Rail — 7.06%
Con-way, Inc.	125,000	3,752,500
TOTAL INDUSTRIALS		10,858,676
INFORMATION TECHNOLOGY — 7.88% IT Services — 3.28%
InfoGROUP, Inc. (a)	218,700	1,745,226

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2010

Hotchkis and Wiley Value Opportunities Fund

	Shares Held	Value
Software — 4.60%
CA, Inc.	132,700	$2,441,680
TOTAL INFORMATION TECHNOLOGY		4,186,906
MATERIALS — 8.00% Containers & Packaging — 2.34%
UFP Technologies, Inc. (a)	135,300	1,243,407
Metals & Mining — 5.66%
Haynes International, Inc.	15,300	471,699
Kaiser Aluminum Corporation	45,100	1,563,617
Noranda Aluminum Holding Corporation (a)	151,700	975,431
		3,010,747
TOTAL MATERIALS		4,254,154
TELECOMMUNICATION SERVICES — 6.38% Wireless Telecommunication Services — 6.38%
Vodafone Group PLC — ADR	164,000	3,389,880
TOTAL TELECOMMUNICATION SERVICES		3,389,880
UTILITIES — 4.69% Electric Utilities — 4.69%
Exelon Corporation	65,600	2,490,832
TOTAL UTILITIES		2,490,832
Total common stocks (Cost $57,948,246)		48,192,479
OTHER INVESTMENT COMPANIES — 1.35%
Equity Mutual Funds — 1.35%
Diamond Hill Financial Trends Fund, Inc.	86,100	718,935
Total other investment companies (Cost $644,142)		718,935
PREFERRED STOCKS — 3.40%
FINANCIALS — 3.40% Real Estate Investment Trusts — 2.12%
Strategic Hotels & Resorts, Inc. — Series A (a)	52,100	1,015,950
Strategic Hotels & Resorts, Inc. — Series B (a)	1,700	32,725
Strategic Hotels & Resorts, Inc. — Series C (a)	3,900	76,050
		1,124,725
Thrifts & Mortgage Finance — 1.28%
Federal Home Loan Mortgage Corporation — Series K (a)	33,900	20,340
Federal Home Loan Mortgage Corporation — Series N (a)	118,600	77,090
Federal Home Loan Mortgage Corporation — Series S (a)	18,700	11,220
Federal Home Loan Mortgage Corporation — Series T (a)	37,900	24,256
Federal Home Loan Mortgage Corporation — Series Z (a)	1,608,600	546,924
		679,830
TOTAL FINANCIALS		1,804,555
Total preferred stocks (Cost $2,879,232)		1,804,555

CORPORATE BONDS — 1.42%	Amount	Value
ENERGY — 1.42% Oil, Gas & Consumable Fuels — 1.42%
American Petroleum Tankers LLC/AP Tankers Company 10.250%, 05/15/2015 (Acquired 05/06/2010, Cost $729,417) (r)	$750,000	$755,625
TOTAL ENERGY		755,625
Total corporate bonds (Cost $729,417)		755,625
CONVERTIBLE BONDS — 1.40%
MATERIALS — 1.40% Metals & Mining — 1.40%
Kaiser Aluminum Corporation 4.500%, 04/01/2015 (Acquired 03/24/2010, Cost $786,570) (r)	781,000	744,137
TOTAL MATERIALS		744,137
Total convertible bonds (Cost $786,570)		744,137
WARRANTS — 0.61%	Shares Held
FINANCIALS — 0.61% Diversified Financial Services — 0.61%
Bank of America Corporation Expiration: January 2019, Exercise Price: $13.30 (a)	42,100	322,065
TOTAL FINANCIALS		322,065
Total warrants (Cost $357,429)		322,065
Total investments — 98.84% (Cost $63,345,036)		52,537,796
Collateral for securities on loan^ — 0.01%		5,436
Time deposits* — 1.15%		613,872
Liabilities in excess of other assets — 0.00%		(2,188)
Net assets — 100.00%		$53,154,916

(a) — Non-income producing security.

(b) — All or a portion of this security is on loan. The total market value of securities on loan was $5,309.

(r) — Restricted security under Rule 144A of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of restricted securities was $1,499,762, representing 2.82% of net assets.

ADR — American Depositary Receipt

^ — Collateral for securities on loan of $5,421 was invested in JP Morgan Chase Repurchase Agreements which bear interest at 0.01% and mature on 7/1/2010. The repurchase proceeds are $5,421. The repurchase agreements are collateralized by United States Government & Agency Issues. The remaining collateral for securities on loan of $15 was held as cash.

* — Time deposits of $500,000 with Citibank and $113,872 with HSBC Bank bear interest at 0.03% and mature on 7/1/2010. Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2010

Hotchkis and Wiley High Yield Fund

Largest Issuers	Percent of net assets
CIT Group, Inc.	2.24%
Cequel Communications Holdings I LLC/Cequel Capital Corporation	1.82%
SLM Corporation	1.80%
NXP BV/NXP Funding LLC	1.75%
Ally Financial, Inc.	1.69%
First Tennessee Capital I	1.59%
Stone Energy Corporation	1.57%
New Communications Holdings, Inc.	1.53%
Wind Acquisition Finance SA	1.52%
International Lease Finance Corporation	1.48%

CORPORATE BONDS — 85.85%	Amount	Value
Aerospace/Defense — 0.89%
Triumph Group, Inc. 8.625%, 07/15/2018 (Acquired 06/08/2010, Cost $992,700) (r)	$1,000,000	$1,025,000
Airlines — 2.35%
Delta Air Lines, Inc. 9.500%, 09/15/2014 (Acquired 09/23/2009 — 06/02/2010, Cost $1,198,759) (r)	1,182,000	1,247,010
Delta Air Lines, Inc. — Class B — Series 2007-1 8.021%, 08/10/2022	412,198	392,618
United Air Lines, Inc. 9.875%, 08/01/2013 (Acquired 01/11/2010, Cost $496,295) (r)	500,000	515,000
United Air Lines, Inc. Pass Through Trust — Class B — Series 2007-1 7.336%, 07/02/2019 (Acquired 06/23/2010, Cost $562,831) (r)	641,339	554,759
		2,709,387
Auto Loans — 1.99%
Credit Acceptance Corporation 9.125%, 02/01/2017 (Acquired 01/25/2010 — 04/14/2010, Cost $1,000,633) (r)	1,000,000	1,010,000
Ford Motor Credit Company LLC 8.125%, 01/15/2020 (c)	1,250,000	1,277,967
		2,287,967

	Amount	Value
Auto Parts & Equipment — 3.96%
Affinia Group Holdings, Inc. 10.750%, 08/15/2016 (Acquired 08/06/2009 — 04/23/2010, Cost $1,151,881) (r)	$1,100,000	$1,204,500
American Axle & Manufacturing Holdings, Inc. 9.250%, 01/15/2017 (Acquired 12/10/2009 — 05/03/2010, Cost $1,104,908) (r)	1,075,000	1,112,625
Goodyear Tire & Rubber Company 10.500%, 05/15/2016 (c)	1,060,000	1,158,050
TRW Automotive, Inc. 8.875%, 12/01/2017 (Acquired 11/18/2009 — 05/10/2010, Cost $1,056,960) (r)	1,050,000	1,086,750
		4,561,925
Banking — 6.76%
Ally Financial, Inc. 8.300%, 02/12/2015 (Acquired 02/09/2010 — 05/25/2010, Cost $988,706) (r)	1,000,000	1,015,000
8.000%, 12/31/2018	1,000,000	930,000
CIT Group, Inc. 7.000%, 05/01/2017	2,848,405	2,577,807
First Tennessee Capital I 8.070%, 01/06/2027	2,000,000	1,833,978
NB Capital Trust IV 8.250%, 04/15/2027	1,464,000	1,438,380
		7,795,165
Building Materials — 0.80%
Goodman Global Group, Inc. 11.500%, 12/15/2014 (Acquired 12/11/2009 — 01/06/2010, Cost $931,381) (d) (r)	1,500,000	922,500

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2010

Hotchkis and Wiley High Yield Fund

	Amount	Value
Chemicals — 1.56%
Georgia Gulf Corporation 9.000%, 01/15/2017 (Acquired 12/11/2009 — 04/26/2010, Cost $1,010,234) (r)	$989,000	$1,008,780
Solutia, Inc. 8.750%, 11/01/2017	750,000	783,750
		1,792,530
Computer Hardware — 0.89%
Equinix, Inc. 8.125%, 03/01/2018	1,000,000	1,027,500
Consumer — Products — 2.64%
Easton-Bell Sports, Inc. 9.750%, 12/01/2016 (Acquired 11/20/2009 — 05/26/2010, Cost $1,062,685) (r)	1,040,000	1,081,600
FGI Holding Company, Inc. 11.250%, 10/01/2015 (Acquired 03/30/2010, Cost $490,393) (e) (r)	500,000	492,500
Freedom Group, Inc. 10.250%, 08/01/2015 (Acquired 07/15/2009 — 05/17/2010, Cost $1,452,350) (r)	1,400,000	1,463,000
		3,037,100
Consumer/Commercial/Lease Financing — 4.09%
American General Finance Corporation 5.900%, 09/15/2012	1,000,000	918,750
International Lease Finance Corporation 8.750%, 03/15/2017 (Acquired 03/17/2010 — 05/21/2010, Cost $1,740,539) (r)	1,800,000	1,710,000
SLM Corporation — Series A 8.450%, 06/15/2018 (c)	2,250,000	2,079,223
		4,707,973
Department Stores — 1.93%
Dillard's, Inc. 7.130%, 08/01/2018	753,000	711,585
Neiman Marcus Group, Inc. 9.000%, 10/15/2015 (e)	1,500,000	1,511,250
		2,222,835
Electric — Generation — 3.45%
Edison Mission Energy 7.000%, 05/15/2017 (c)	1,505,000	970,725
Energy Future Intermediate Holding Company LLC 9.750%, 10/15/2019	1,592,000	1,502,760
NRG Energy, Inc. 7.375%, 02/01/2016	1,500,000	1,496,250
		3,969,735

	Amount	Value
Electric — Integrated — 0.95%
North American Energy Alliance LLC/North American Energy Alliance Finance Corporation 10.875%, 06/01/2016 (Acquired 09/22/2009 — 06/23/2010, Cost $1,085,009) (r)	$1,055,000	$1,091,925
Electronics — 2.61%
Freescale Semiconductor, Inc. 9.250%, 04/15/2018 (Acquired 04/20/2010, Cost $1,035,000) (r)	1,000,000	992,500
NXP BV/NXP Funding LLC 7.875%, 10/15/2014	1,500,000	1,383,750
9.500%, 10/15/2015	750,000	630,000
		3,006,250
Energy — Exploration & Production — 5.19%
ATP Oil & Gas Corporation 11.875%, 05/01/2015 (Acquired 04/19/2010, Cost $696,717) (r)	700,000	511,000
Forest Oil Corporation 7.250%, 06/15/2019	750,000	727,500
Hilcorp Energy I LP/Hilcorp Finance Company 9.000%, 06/01/2016 (Acquired 10/06/2009 — 06/16/2010, Cost $1,404,396) (r)	1,380,000	1,421,400
Stone Energy Corporation 8.625%, 02/01/2017	2,000,000	1,810,000
Swift Energy Company 8.875%, 01/15/2020	1,520,000	1,504,800
		5,974,700
Food & Drug Retailers — 0.47%
Rite Aid Corporation 9.750%, 06/12/2016	515,000	540,750
Forestry/Paper — 3.31%
Ainsworth Lumber Company Limited 11.000%, 07/29/2015 (Acquired 02/22/2010 — 06/30/2010, Cost $898,008) (e) (r)	1,025,000	922,500
Appleton Papers, Inc. 10.500%, 06/15/2015 (Acquired 01/29/2010 — 02/09/2010, Cost $970,184) (r)	1,000,000	950,000
Georgia-Pacific LLC 8.000%, 01/15/2024	1,150,000	1,224,750
Verso Paper Holdings LLC/Verso Paper, Inc. — Series B 9.125%, 08/01/2014	750,000	720,000
		3,817,250

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2010

Hotchkis and Wiley High Yield Fund

	Amount	Value
Gaming — 2.04%
Harrah's Operating Company, Inc. 11.250%, 06/01/2017 (c)	$1,250,000	$1,321,875
MGM Resorts International 9.000%, 03/15/2020 (Acquired 03/09/2010, Cost $1,000,000) (r)	1,000,000	1,032,500
		2,354,375
Gas Distribution — 1.14%
Ferrellgas LP/Ferrellgas Finance Corporation 9.125%, 10/01/2017 (Acquired 09/09/2009 — 06/09/2010, Cost $1,279,992) (r)	1,250,000	1,309,375
Health Facilities — 3.38%
Biomet, Inc. 11.625%, 10/15/2017	1,500,000	1,631,250
HCA, Inc. 9.625%, 11/15/2016 (c) (e)	1,500,000	1,608,750
Surgical Care Affiliates, Inc. 10.000%, 07/15/2017 (Acquired 12/15/2009, Cost $611,044) (r)	660,000	655,050
		3,895,050
Health Services — 1.90%
Capella Healthcare, Inc. 9.250%, 07/01/2017 (Acquired 06/21/2010, Cost $740,550) (r)	750,000	759,375
Rural/Metro Corporation 12.750%, 03/15/2016	1,350,000	1,429,312
		2,188,687
Household & Leisure Products — 0.96%
Brunswick Corporation 11.250%, 11/01/2016 (Acquired 08/11/2009 — 06/23/2010, Cost $1,086,353) (r)	1,000,000	1,105,000
Investments & Miscellaneous Financial — 0.45%
TransUnion LLC/TransUnion Financing Corporation 11.375%, 06/15/2018 (Acquired 06/10/2010, Cost $500,000) (r)	500,000	520,000
Leisure — 1.85%
NCL Corporation Limited 11.750%, 11/15/2016	1,275,000	1,338,750
Universal City Development Partners Limited 8.875%, 11/15/2015 (Acquired 10/27/2009 — 04/08/2010, Cost $781,550) (r)	790,000	797,900
		2,136,650

	Amount	Value
Machinery — 2.63%
Altra Holdings, Inc. 8.125%, 12/01/2016 (Acquired 11/16/2009 — 05/07/2010, Cost $1,003,002) (r)	$1,000,000	$996,250
Manitowoc Company, Inc. 9.500%, 02/15/2018	1,014,000	1,019,070
Thermon Industries, Inc. 9.500%, 05/01/2017 (Acquired 04/23/2010, Cost $1,000,000) (r)	1,000,000	1,020,000
		3,035,320
Media — Broadcast — 1.67%
LIN Television Corporation 8.375%, 04/15/2018 (Acquired 04/07/2010 — 06/11/2010, Cost $1,255,313) (r)	1,250,000	1,250,000
Sirius XM Radio, Inc. 9.750%, 09/01/2015 (Acquired 08/13/2009 — 01/11/2010, Cost $642,187) (r)	635,000	677,863
		1,927,863
Media — Cable — 3.57%
CCO Holdings LLC/CCO Holdings Capital Corporation 8.125%, 04/30/2020 (Acquired 04/14/2010, Cost $1,013,125) (r)	1,000,000	1,027,500
Cequel Communications Holdings I LLC/ Cequel Capital Corporation 8.625%, 11/15/2017 (Acquired 10/30/2009 — 05/11/2010, Cost $2,098,735) (r)	2,100,000	2,102,625
Unitymedia Hessen GmbH & Company/ Unitymedia NRW GmbH 8.125%, 12/01/2017 (Acquired 11/17/2009 — 05/06/2010, Cost $1,004,441) (r)	1,000,000	985,000
		4,115,125
Media — Services — 2.50%
Clear Channel Worldwide Holdings, Inc. 9.250%, 12/15/2017 (Acquired 12/18/2009 — 05/12/2010, Cost $1,640,000) (r)	1,600,000	1,616,000
Interpublic Group of Companies, Inc. 10.000%, 07/15/2017	1,145,000	1,268,087
		2,884,087
Metals/Mining Excluding Steel — 2.25%
International Coal Group, Inc. 9.125%, 04/01/2018	1,000,000	1,005,000
Novelis, Inc. 11.500%, 02/15/2015	1,510,000	1,585,500
		2,590,500

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2010

Hotchkis and Wiley High Yield Fund

	Amount	Value
Multi-Line Insurance — 0.69%
American International Group, Inc. (a) 8.175%, 05/15/2068	$1,000,000	$797,500
Oil Field Equipment & Services — 2.12%
McJunkin Red Man Corporation 9.500%, 12/15/2016 (Acquired 12/16/2009 — 06/23/2010, Cost $1,512,373) (r)	1,525,000	1,486,875
Parker Drilling Company 9.125%, 04/01/2018 (Acquired 03/11/2010, Cost $1,000,000) (r)	1,000,000	955,000
		2,441,875
Oil Refining & Marketing — 1.08%
Holly Corporation 9.875%, 06/15/2017 (Acquired 03/05/2010 — 03/19/2010, Cost $1,237,098) (r)	1,203,000	1,242,098
Packaging — 1.39%
BWAY Holding Company 10.000%, 06/15/2018 (Acquired 06/08/2010, Cost $493,290) (r)	500,000	523,750
Graphic Packaging International, Inc. 9.500%, 06/15/2017	1,025,000	1,076,250
		1,600,000
Pharmaceuticals — 1.91%
Talecris Biotherapeutics Holdings Corporation 7.750%, 11/15/2016 (Acquired 10/16/2009 — 04/22/2010, Cost $1,004,105) (r)	1,000,000	1,070,000
Valeant Pharmaceuticals International 8.375%, 06/15/2016	1,000,000	1,135,000
		2,205,000
Printing & Publishing — 0.89%
Valassis Communications, Inc. 8.250%, 03/01/2015	991,000	1,028,163
Software/Services — 0.44%
JDA Software Group, Inc. 8.000%, 12/15/2014 (Acquired 12/07/2009, Cost $494,940) (r)	500,000	505,000
Specialty Retail — 0.86%
QVC, Inc. 7.375%, 10/15/2020 (Acquired 03/17/2010 — 06/16/2010, Cost $1,030,652) (r)	1,020,000	997,050
Support — Services — 0.93%
RSC Equipment Rental, Inc./RSC Holdings III LLC 10.000%, 07/15/2017 (Acquired 02/22/2010, Cost $1,068,344) (r)	1,000,000	1,077,500

	Amount	Value
Telecom — Integrated/Services — 4.16%
Hughes Network Systems LLC/HNS Finance Corporation 9.500%, 04/15/2014	$775,000	$788,562
Intelsat Corporation 9.250%, 08/15/2014	1,250,000	1,284,375
New Communications Holdings, Inc. 8.500%, 04/15/2020 (Acquired 03/26/2010 — 05/07/2010, Cost $1,762,308) (r)	1,750,000	1,763,125
Telcordia Technologies, Inc. 11.000%, 05/01/2018 (Acquired 04/22/2010, Cost $1,000,000) (r)	1,000,000	955,000
		4,791,062
Telecom — Wireless — 2.54%
Clearwire Communications LLC/ Clearwire Finance, Inc. 12.000%, 12/01/2015 (Acquired 05/19/2010 — 06/03/2010, Cost $729,756) (r)	750,000	747,187
Telesat Canada/Telesat LLC 11.000%, 11/01/2015	400,000	434,000
Wind Acquisition Finance SA 11.750%, 07/15/2017 (Acquired 07/01/2009 — 04/23/2010, Cost $1,790,560) (r)	1,700,000	1,751,000
		2,932,187
Transportation Excluding Air/Rail — 0.66%
American Petroleum Tankers LLC/ AP Tankers Company 10.250%, 05/15/2015 (Acquired 05/06/2010, Cost $729,545) (r)	750,000	755,625
Total corporate bonds (Cost $98,303,727)		98,925,584
CONVERTIBLE BONDS — 5.24%
Auto Parts & Equipment — 1.71%
Accuride Corporation 7.500%, 02/26/2020 (Acquired 02/26/2010 — 03/16/2010, Cost $702,665) (e) (f)	454,545	1,194,317
ArvinMeritor, Inc. 4.000%, 02/15/2027	1,000,000	780,000
		1,974,317
Electronics — 0.83%
Advanced Micro Devices, Inc. 6.000%, 05/01/2015	1,000,000	955,000
Food & Drug Retailers — 0.70%
Great Atlantic & Pacific Tea Company 6.750%, 12/15/2012	1,000,000	801,250

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2010

Hotchkis and Wiley High Yield Fund

	Amount	Value
Metals/Mining Excluding Steel — 1.08%
Kaiser Aluminum Corporation 4.500%, 04/01/2015 (Acquired 03/24/2010 — 05/05/2010, Cost $1,339,742) (r)	$1,306,000	$1,244,357
Transportation Excluding Air/Rail — 0.92%
Horizon Lines, Inc. 4.250%, 08/15/2012	1,275,000	1,058,250
Total convertible bonds (Cost $5,849,249)		6,033,174
CONVERTIBLE PREFERRED STOCKS — 4.03%	Shares Held
Automakers — 1.37%
General Motors Company/Motors Liquidation Company — Series C, 6.250% (b)	230,000	1,578,375
Banking — 1.47%
Citigroup, Inc., 7.500%	15,000	1,695,000
Multi-Line Insurance — 1.19%
Hartford Financial Services Group, Inc., 7.250%	59,200	1,369,888
Total convertible preferred stocks (Cost $4,792,797)		4,643,263
PREFERRED STOCKS — 2.01%
Banking — 1.23%
Zions Bancorporation — Series C, 9.500%	60,000	1,416,000

	Shares Held	Value
Hotels — 0.78%
Strategic Hotels & Resorts, Inc. — Series A, 8.500% (b)	400	$7,800
Strategic Hotels & Resorts, Inc. — Series B, 8.250% (b)	3,300	63,525
Strategic Hotels & Resorts, Inc. — Series C, 8.250% (b)	42,600	830,700
		902,025
Total preferred stocks (Cost $2,403,109)		2,318,025
Total investments — 97.13% (Cost $111,348,882)		111,920,046
Time deposit* — 1.03%		1,192,090
Other assets in excess of liabilities — 1.84%		2,116,691
Net assets — 100.00%		$115,228,827

(a) — The coupon rate shown on variable rate securities represents the rate at June 30, 2010.

(b) — Non-income producing security.

(c) — All or a portion of this security is segregated as collateral for delayed delivery securities.

(d) — Zero coupon bond. Effective yield is listed.

(e) — Payment in-kind security.

(f) — Restricted security not registered under the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $1,194,317, representing 1.04% of net assets.

(r) — Restricted security under Rule 144A of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $52,266,354, representing 45.36% of net assets.

* — Time deposit with Wells Fargo bears interest at 0.03% and matures on 7/1/2010. Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

JUNE 30, 2010

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Value Opportunities Fund	High Yield Fund
Assets:
Investments, at value*
Unaffiliated issuers	$388,054,462	$1,035,410,246	$1,126,274,067	$203,663,981	$52,537,796	$111,920,046
Affiliated issuers	—	—	—	7,148,680	—	—
Collateral for securities on loan		1,729,808	—	—	69,649	5,436
Time deposit	348,052	7,706,760	1,872,776	7,103,615	613,872	1,192,090
Dividends and interest receivable	1,082,211	2,916,467	1,846,124	270,292	176,942	2,200,212
Receivable for investments sold	9,110,463	7,772,985	6,577,913	1,022,697	—	250,625
Receivable for Fund shares sold	105,432	2,634,117	1,357,747	1,804,051	17,979	309,494
Other assets	47,129	81,629	86,969	20,751	11,644	15,997
Total assets	$400,477,557	$1,056,522,204	$1,138,015,596	$221,103,716	$53,363,669	$115,888,464
Liabilities:
Collateral for securities on loan	$1,729,808	$—	$—	$69,649	$5,436	$—
Payable for investments purchased	1,337,594	8,948,642	7,366,262	3,646,605	56,998	246,570
Payable for Fund shares repurchased	5,436,094	1,936,749	1,839,091	424,640	27,382	250,566
Payable to Advisor	191,166	688,284	796,230	147,324	33,564	32,275
Distributions payable to shareholders	—	—	—	—	—	58,364
Accrued expenses and other liabilities	515,498	1,188,976	1,064,052	182,676	85,373	71,862
Total liabilities	9,210,160	12,762,651	11,065,635	4,470,894	208,753	659,637
Net assets	$391,267,397	$1,043,759,553	$1,126,949,961	$216,632,822	$53,154,916	$115,228,827
Net Assets consist of:
Paid in capital	$1,308,228,622	$2,626,692,004	$2,021,952,071	$306,545,502	$66,587,043	$110,137,694
Undistributed net investment income	3,292,196	447,185	2,847,727	330,914	584,459	71,339
Undistributed net realized gain (loss) on securities	(783,254,745)	(1,249,237,360)	(531,614,592)	(23,922,395)	(3,209,346)	4,448,630
Net unrealized appreciation (depreciation) of securities	(136,998,676)	(334,142,276)	(366,235,245)	(66,321,199)	(10,807,240)	571,164
Net assets	$391,267,397	$1,043,759,553	$1,126,949,961	$216,632,822	$53,154,916	$115,228,827
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$330,585,816	$478,653,093	$875,883,492	$165,347,652	$24,072,789	$93,138,930
Shares outstanding (unlimited shares $0.001 par value authorized)	41,659,184	35,923,262	48,277,472	5,277,332	1,608,796	7,752,041
Net asset value per share	$7.94	$13.32	$18.14	$31.33	$14.96	$12.01
Calculation of Net Asset Value Per Share — Class A
Net assets	$45,427,355	$512,119,965	$215,230,574	$47,006,790	$21,794,101	$22,089,897
Shares outstanding (unlimited shares $0.001 par value authorized)	5,704,243	38,649,966	11,952,650	1,499,785	1,454,977	1,845,793
Net asset value per share	$7.96	$13.25	$18.01	$31.34	$14.98	$11.97
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$8.40	$13.98	$19.01	$33.08	$15.81
(Net asset value per share divided by 0.9625)						$12.44
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets	$15,254,226	$38,064,345	$30,317,325	$4,278,380	$7,288,026
Shares outstanding (unlimited shares $0.001 par value authorized)	1,931,892	2,916,173	1,785,445	148,205	506,214
Net asset value per share	$7.90	$13.05	$16.98	$28.87	$14.40
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class R
Net assets		$14,922,150	$5,518,570
Shares outstanding (unlimited shares $0.001 par value authorized)		1,117,044	303,615
Net asset value per share		$13.36	$18.18
*Cost of investments
Unaffiliated issuers	$525,053,138	$1,369,552,522	$1,492,509,312	$250,722,562	$63,345,036	$111,348,882
Affiliated issuers	—	—	—	26,411,298	—	—

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE YEAR ENDED JUNE 30, 2010

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Value Opportunities Fund	High Yield Fund
Investment income:
Dividends*
Unaffiliated issuers	$10,568,220	$30,505,283	$17,494,965	$2,843,130	$1,000,610	$140,498
Affiliated issuers	—	—	1,034,561	61,270	—	—
Interest	—	—	8,220	1,187	18,494	6,013,750
Securities on loan	58,302	2,490	5,118	870	598	—
Total income	10,626,522	30,507,773	18,542,864	2,906,457	1,019,702	6,154,248
Expenses:
Advisory fees	3,288,359	9,095,534	10,062,084	1,593,068	337,562	368,578
Professional fees and expenses	44,123	99,577	107,281	30,874	22,296	32,484
Custodian fees and expenses	15,649	32,949	37,328	11,533	5,213	6,114
Transfer agent fees and expenses	957,131	2,606,228	3,041,125	499,066	59,167	52,497
Accounting fees and expenses	60,632	157,082	173,588	32,168	10,485	39,468
Administration fees and expenses	224,728	621,670	687,520	108,834	23,049	27,829
Trustees' fees and expenses	52,491	146,429	155,970	24,622	4,996	5,864
Reports to shareholders	70,334	120,803	183,339	42,662	4,801	8,318
Registration fees	59,720	102,903	93,062	41,403	42,088	49,225
Distribution and service fees — Class A	140,249	1,468,649	631,552	61,417	45,638	32,299
Distribution and service fees — Class C	183,379	457,209	324,534	28,833	77,238	—
Distribution and service fees — Class R	—	94,817	33,616	—	—	—
Other expenses	79,790	178,518	164,138	31,570	7,631	5,758
Total expenses	5,176,585	15,182,368	15,695,137	2,506,050	640,164	628,434
Expense waiver by Advisor (Note 2)	(687,703)	(427,944)	—	—	—	(127,023)
Net expenses	4,488,882	14,754,424	15,695,137	2,506,050	640,164	501,411
Net investment income	6,137,640	15,753,349	2,847,727	400,407	379,538	5,652,837
Realized and Unrealized Gain (Loss) on Securities:
Net realized gains (losses) from sales of Unaffiliated issuers	24,590,527	91,626,181	121,204,222	37,619,577	9,443,069	5,976,840
Affiliated issuers	—	—	13,087,938	(1,534,184)	—	—
Net realized gains from sales	24,590,527	91,626,181	134,292,160	36,085,393	9,443,069	5,976,840
Net change in unrealized appreciation (depreciation) of securities	51,108,962	113,829,913	226,710,894	37,933,996	602,407	(515,291)
Net gains on securities	75,699,489	205,456,094	361,003,054	74,019,389	10,045,476	5,461,549
Net Increase in Net Assets Resulting from Operations	$81,837,129	$221,209,443	$363,850,781	$74,419,796	$10,425,014	$11,114,386
*Net of Foreign Taxes Withheld	$30,680	$88,283	$298,109	$47,983	$9,561	$—

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Diversified Value Fund		Large Cap Value Fund		Mid-Cap Value Fund
	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2010	Year ended June 30, 2009
Operations:
Net investment income	$6,137,640	$14,477,850	$15,753,349	$35,781,176	$2,847,727	$11,767,514
Net realized gains (losses) on securities	24,590,527	(627,551,104)	91,626,181	(1,292,226,829)	134,292,160	(475,210,988)
Net change in unrealized appreciation (depreciation) of securities	51,108,962	253,837,549	113,829,913	507,038,952	226,710,894	14,552,547
Net increase (decrease) in net assets resulting from operations	81,837,129	(359,235,705)	221,209,443	(749,406,701)	363,850,781	(448,890,927)
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(8,661,558)	(18,605,517)	(16,064,138)	(20,931,482)	(8,960,309)	(7,177,531)
Class A	(1,214,806)	(2,702,018)	(17,999,865)	(22,781,755)	(1,897,204)	(1,032,606)
Class C	(301,075)	(631,070)	(1,312,882)	(917,265)	(234,248)	—
Class R	—	—	(559,010)	(570,363)	(42,446)	(6,142)
Net realized gains on securities:
Class I	—	—	—	(15,653)	—	(2,924,400)
Class A	—	—	—	(19,824)	—	(764,423)
Class C	—	—	—	(1,510)	—	(98,226)
Class R	—	—	—	(596)	—	(21,021)
Net decrease in net assets resulting from dividends and distributions to shareholders	(10,177,439)	(21,938,605)	(35,935,895)	(45,238,448)	(11,134,207)	(12,024,349)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	(110,814,136)	(535,009,768)	(291,006,578)	(783,221,183)	(334,285,993)	(471,235,094)
Net Assets:
Total increase (decrease) in net assets	(39,154,446)	(916,184,078)	(105,733,030)	(1,577,866,332)	18,430,581	(932,150,370)
Beginning of period	430,421,843	1,346,605,921	1,149,492,583	2,727,358,915	1,108,519,380	2,040,669,750
End of period	$391,267,397	$430,421,843	$1,043,759,553	$1,149,492,583	$1,126,949,961	$1,108,519,380
Undistributed net investment income	$3,292,196	$7,331,995	$447,185	$20,629,731	$2,847,727	$11,134,207

+ The Fund commenced operations on March 31, 2009.

The accompanying notes are an integral part of these financial statements.

	Small Cap Value Fund		Value Opportunities Fund		High Yield Fund
	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2010	Period ended June 30, 2009+
Operations:
Net investment income	$400,407	$1,183,936	$379,538	$622,165	$5,652,837	$597,736
Net realized gains (losses) on securities	36,085,393	(57,482,097)	9,443,069	(11,334,640)	5,976,840	1,098,073
Net change in unrealized appreciation (depreciation) of securities	37,933,996	(45,264,062)	602,407	(1,258,410)	(515,291)	1,086,455
Net increase (decrease) in net assets resulting from operations	74,419,796	(101,562,223)	10,425,014	(11,970,885)	11,114,386	2,782,264
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(965,469)	(1,389,182)	(341,711)	(162,835)	(4,597,070)	(587,878)
Class A	(97,453)	(95,838)	(315,639)	(71,774)	(1,044,888)	(9,858)
Class C	(11,575)	—	(91,121)	(15,361)	—	—
Class R	—	—	—	—	—	—
Net realized gains on securities:
Class I	—	(4,227,550)	—	—	(1,986,505)	—
Class A	—	(498,244)	—	—	(644,379)	—
Class C	—	(53,535)	—	—	—	—
Class R	—	—	—	—	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(1,074,497)	(6,264,349)	(748,471)	(249,970)	(8,272,842)	(597,736)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	(38,123,734)	(50,395,089)	9,658,397	(13,230,756)	81,739,179	28,463,576
Net Assets:
Total increase (decrease) in net assets	35,221,565	(158,221,661)	19,334,940	(25,451,611)	84,580,723	30,648,104
Beginning of period	181,411,257	339,632,918	33,819,976	59,271,587	30,648,104	—
End of period	$216,632,822	$181,411,257	$53,154,916	$33,819,976	$115,228,827	$30,648,104
Undistributed net investment income	$330,914	$956,226	$584,459	$468,473	$71,339	$—

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Diversified Value Fund	Net asset value, beginning of year	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2010	$6.77	$0.12	$1.25	$1.37	$(0.20)	$—	$(0.20)
Year ended 6/30/2009	9.57	0.16	(2.65)	(2.49)	(0.31)	—	(0.31)
Year ended 6/30/2008	15.26	0.18	(4.88)	(4.70)	(0.14)	(0.85)	(0.99)
Year ended 6/30/2007	12.85	0.11	2.68	2.79	(0.11)	(0.27)	(0.38)
Year ended 6/30/2006	12.28	0.14	0.51	0.65	(0.05)	(0.03)	(0.08)
Class A
Year ended 6/30/2010	6.79	0.10	1.25	1.35	(0.18)	—	(0.18)
Year ended 6/30/2009	9.56	0.14	(2.64)	(2.50)	(0.27)	—	(0.27)
Year ended 6/30/2008	15.21	0.14	(4.86)	(4.72)	(0.08)	(0.85)	(0.93)
Year ended 6/30/2007	12.80	0.07	2.68	2.75	(0.07)	(0.27)	(0.34)
Year ended 6/30/2006	12.26	0.11	0.50	0.61	(0.04)	(0.03)	(0.07)
Class C
Year ended 6/30/2010	6.74	0.04	1.26	1.30	(0.14)	—	(0.14)
Year ended 6/30/2009	9.41	0.11	(2.60)	(2.49)	(0.18)	—	(0.18)
Year ended 6/30/2008	15.01	0.04	(4.79)	(4.75)	(0.00)[3]	(0.85)	(0.85)
Year ended 6/30/2007	12.66	(0.03)	2.65	2.62	—	(0.27)	(0.27)
Year ended 6/30/2006	12.19	0.01	0.50	0.51	(0.01)	(0.03)	(0.04)

				Ratios to Average Net Assets
Diversified Value Fund	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement	Expenses	Net investment income (loss)
Class I
Year ended 6/30/2010	$7.94	20.22%	$330,586	0.95%	1.11%	1.48%
Year ended 6/30/2009	6.77	–25.59	352,322	0.95	1.10	2.20
Year ended 6/30/2008	9.57	–32.13	1,132,685	0.95	0.98	1.46
Year ended 6/30/2007	15.26	21.80	1,712,419	0.95	0.98	0.77
Year ended 6/30/2006	12.85	5.31	765,092	0.95	0.99	1.08
Class A
Year ended 6/30/2010	7.96	19.84	45,427	1.20	1.36	1.21
Year ended 6/30/2009	6.79	–25.83	60,533	1.20	1.36	1.98
Year ended 6/30/2008	9.56	–32.29	168,160	1.20	1.22	1.07
Year ended 6/30/2007	15.21	21.57	670,824	1.20	1.21	0.49
Year ended 6/30/2006	12.80	5.01	673,032	1.20	1.23	0.82
Class C
Year ended 6/30/2010	7.90	19.17	15,254	1.95	2.11	0.47
Year ended 6/30/2009	6.74	–26.26	17,566	1.73	2.09	1.48
Year ended 6/30/2008	9.41	–32.81	45,761	1.95	1.97	0.35
Year ended 6/30/2007	15.01	20.77	160,555	1.90	1.96	(0.21)
Year ended 6/30/2006	12.66	4.24	162,885	1.95	1.98	0.06

	Year Ended June 30,
	2010	2009	2008	2007	2006
Portfolio turnover rate	43%	70%	74%	44%	13%

		Income (loss) from investment operations			Dividends and distributions
Large Cap Value Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2010	$11.49	$0.21	$1.99	$2.20	$(0.37)	$—	$(0.37)
Year ended 6/30/2009	16.33	0.29	(4.80)	(4.51)	(0.33)	(0.00)[3]	(0.33)
Year ended 6/30/2008	26.62	0.33	(8.32)	(7.99)	(0.28)	(2.02)	(2.30)
Year ended 6/30/2007	23.42	0.25	4.25	4.50	(0.29)	(1.01)	(1.30)
Year ended 6/30/2006	23.47	0.33	0.40	0.73	(0.25)	(0.53)	(0.78)
Class A
Year ended 6/30/2010	11.44	0.16	2.01	2.17	(0.36)	—	(0.36)
Year ended 6/30/2009	16.25	0.27	(4.79)	(4.52)	(0.29)	(0.00)[3]	(0.29)
Year ended 6/30/2008	26.51	0.28	(8.31)	(8.03)	(0.21)	(2.02)	(2.23)
Year ended 6/30/2007	23.32	0.19	4.24	4.43	(0.23)	(1.01)	(1.24)
Year ended 6/30/2006	23.39	0.27	0.39	0.66	(0.20)	(0.53)	(0.73)
Class C
Year ended 6/30/2010	11.33	0.06	1.99	2.05	(0.33)	—	(0.33)
Year ended 6/30/2009	15.99	0.21	(4.72)	(4.51)	(0.15)	(0.00)[3]	(0.15)
Year ended 6/30/2008	26.12	0.10	(8.18)	(8.08)	(0.03)	(2.02)	(2.05)
Year ended 6/30/2007	22.96	0.03	4.19	4.22	(0.05)	(1.01)	(1.06)
Year ended 6/30/2006	23.07	0.09	0.39	0.48	(0.06)	(0.53)	(0.59)
Class R
Year ended 6/30/2010	11.54	0.13	2.03	2.16	(0.34)	—	(0.34)
Year ended 6/30/2009	16.37	0.23	(4.83)	(4.60)	(0.23)	(0.00)[3]	(0.23)
Year ended 6/30/2008	26.68	0.22	(8.37)	(8.15)	(0.14)	(2.02)	(2.16)
Year ended 6/30/2007	23.47	0.12	4.28	4.40	(0.18)	(1.01)	(1.19)
Year ended 6/30/2006	23.56	0.22	0.39	0.61	(0.17)	(0.53)	(0.70)

				Ratios to Average Net Assets
Large Cap Value Fund	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement	Expenses	Net investment income
Class I
Year ended 6/30/2010	$13.32	20.08%	$478,653	1.05%	1.09%	1.51%
Year ended 6/30/2009	11.49	–27.81	500,821	1.05	1.07	2.45
Year ended 6/30/2008	16.33	–31.84	1,168,499	1.00	1.00	1.53
Year ended 6/30/2007	26.62	19.63	2,669,807	0.98	0.98	0.98
Year ended 6/30/2006	23.42	3.10	2,119,374	0.98	0.98	1.40
Class A
Year ended 6/30/2010	13.25	19.82	512,120	1.30	1.34	1.17
Year ended 6/30/2009	11.44	–28.02	584,598	1.30	1.32	2.21
Year ended 6/30/2008	16.25	–32.06	1,397,045	1.25	1.25	1.28
Year ended 6/30/2007	26.51	19.35	3,060,990	1.22	1.22	0.73
Year ended 6/30/2006	23.32	2.82	2,959,444	1.22	1.22	1.15
Class C
Year ended 6/30/2010	13.05	18.91	38,064	2.05	2.09	0.46
Year ended 6/30/2009	11.33	–28.26	44,951	1.73	2.07	1.77
Year ended 6/30/2008	15.99	–32.59	116,947	2.00	2.00	0.45
Year ended 6/30/2007	26.12	18.62	452,182	1.83	1.97	0.12
Year ended 6/30/2006	22.96	2.08	488,480	1.97	1.97	0.40
Class R
Year ended 6/30/2010	13.36	19.55	14,922	1.55	1.59	0.97
Year ended 6/30/2009	11.54	–28.17	19,123	1.55	1.57	1.93
Year ended 6/30/2008	16.37	–32.27	44,867	1.50	1.50	1.02
Year ended 6/30/2007	26.68	19.06	103,263	1.48	1.48	0.49
Year ended 6/30/2006	23.47	2.59	82,770	1.49	1.49	0.92

	Year Ended June 30,
	2010	2009	2008	2007	2006
Portfolio turnover rate	47%	69%	55%	40%	27%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower.

3  Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Mid-Cap Value Fund	Net asset value, beginning of year	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2010	$13.76	$0.05	$4.49	$4.54	$(0.16)	$—	$(0.16)
Year ended 6/30/2009	17.44	0.13	(3.68)	(3.55)	(0.09)	(0.04)	(0.13)
Year ended 6/30/2008	31.99	0.15	(10.34)	(10.19)	(0.20)	(4.16)	(4.36)
Year ended 6/30/2007	28.91	0.14	5.98	6.12	(0.02)	(3.02)	(3.04)
Year ended 6/30/2006	28.55	0.12	2.27	2.39	(0.13)	(1.90)	(2.03)
Class A
Year ended 6/30/2010	13.68	0.01	4.46	4.47	(0.14)	—	(0.14)
Year ended 6/30/2009	17.32	0.09	(3.64)	(3.55)	(0.05)	(0.04)	(0.09)
Year ended 6/30/2008	31.75	0.09	(10.26)	(10.17)	(0.10)	(4.16)	(4.26)
Year ended 6/30/2007	28.77	0.06	5.94	6.00	—	(3.02)	(3.02)
Year ended 6/30/2006	28.41	0.05	2.25	2.30	(0.04)	(1.90)	(1.94)
Class C
Year ended 6/30/2010	12.99	(0.12)	4.23	4.11	(0.12)	—	(0.12)
Year ended 6/30/2009	16.40	0.05	(3.42)	(3.37)	—	(0.04)	(0.04)
Year ended 6/30/2008	30.43	(0.10)	(9.77)	(9.87)	—	(4.16)	(4.16)
Year ended 6/30/2007	27.83	(0.11)	5.73	5.62	—	(3.02)	(3.02)
Year ended 6/30/2006	27.70	(0.17)	2.20	2.03	—	(1.90)	(1.90)
Class R
Year ended 6/30/2010	13.82	(0.04)	4.51	4.47	(0.11)	—	(0.11)
Year ended 6/30/2009	17.49	0.06	(3.68)	(3.62)	(0.01)	(0.04)	(0.05)
Year ended 6/30/2008	32.01	0.04	(10.36)	(10.32)	(0.04)	(4.16)	(4.20)
Year ended 6/30/2007	29.05	(0.02)	6.00	5.98	—	(3.02)	(3.02)
Year ended 6/30/2006	28.71	(0.03)	2.28	2.25	(0.01)	(1.90)	(1.91)

				Ratios to Average Net Assets
Mid-Cap Value Fund	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement	Expenses	Net investment income (loss)
Class I
Year ended 6/30/2010	$18.14	33.00%	$875,883	1.10%	1.10%	0.29%
Year ended 6/30/2009	13.76	–20.21	850,809	1.15	1.15	0.94
Year ended 6/30/2008	17.44	–34.05	1,551,863	1.03	1.03	0.65
Year ended 6/30/2007	31.99	21.87	3,681,426	1.02	1.02	0.44
Year ended 6/30/2006	28.91	8.53	2,873,684	1.01	1.01	0.40
Class A
Year ended 6/30/2010	18.01	32.67	215,231	1.35	1.35	0.03
Year ended 6/30/2009	13.68	–20.41	224,667	1.40	1.40	0.67
Year ended 6/30/2008	17.32	–34.20	415,674	1.28	1.28	0.38
Year ended 6/30/2007	31.75	21.56	1,150,029	1.26	1.26	0.19
Year ended 6/30/2006	28.77	8.27	1,088,854	1.27	1.27	0.16
Class C
Year ended 6/30/2010	16.98	31.67	30,317	2.10	2.10	(0.71)
Year ended 6/30/2009	12.99	–20.52	26,888	1.66	2.14	0.41
Year ended 6/30/2008	16.40	–34.68	60,544	2.03	2.03	(0.43)
Year ended 6/30/2007	30.43	20.88	252,320	1.81	2.01	(0.36)
Year ended 6/30/2006	27.83	7.46	246,242	2.01	2.01	(0.58)
Class R
Year ended 6/30/2010	18.18	32.36	5,519	1.60	1.60	(0.23)
Year ended 6/30/2009	13.82	–20.65	6,156	1.65	1.65	0.44
Year ended 6/30/2008	17.49	–34.35	12,588	1.53	1.53	0.16
Year ended 6/30/2007	32.01	21.27	27,167	1.52	1.52	(0.06)
Year ended 6/30/2006	29.05	7.99	22,501	1.51	1.51	(0.10)

	Year Ended June 30,
	2010	2009	2008	2007	2006
Portfolio turnover rate	67%	85%	51%	45%	55%

		Income (loss) from investment operations			Dividends and distributions
Small Cap Value Fund	Net asset value, beginning of year	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2010	$21.15	$0.07	$10.28	$10.35	$(0.17)	$—	$(0.17)
Year ended 6/30/2009	31.67	0.12	(9.99)	(9.87)	(0.16)	(0.49)	(0.65)
Year ended 6/30/2008	50.00	0.15	(14.45)	(14.30)	—	(4.03)	(4.03)
Year ended 6/30/2007	48.13	0.06	6.42	6.48	(0.09)	(4.52)	(4.61)
Year ended 6/30/2006	52.52	0.18	2.57	2.75	(0.14)	(7.00)	(7.14)
Class A
Year ended 6/30/2010	21.18	0.00[3]	10.30	10.30	(0.14)	—	(0.14)
Year ended 6/30/2009	31.69	0.07	(10.00)	(9.93)	(0.09)	(0.49)	(0.58)
Year ended 6/30/2008	50.14	0.02	(14.44)	(14.42)	—	(4.03)	(4.03)
Year ended 6/30/2007	48.30	(0.06)	6.44	6.38	(0.02)	(4.52)	(4.54)
Year ended 6/30/2006	52.74	0.06	2.58	2.64	(0.08)	(7.00)	(7.08)
Class C
Year ended 6/30/2010	19.65	(0.22)	9.56	9.34	(0.12)	—	(0.12)
Year ended 6/30/2009	29.37	(0.01)	(9.22)	(9.23)	—	(0.49)	(0.49)
Year ended 6/30/2008	47.18	(0.29)	(13.49)	(13.78)	—	(4.03)	(4.03)
Year ended 6/30/2007	45.83	(0.22)	6.09	5.87	—	(4.52)	(4.52)
Year ended 6/30/2006	50.67	(0.32)	2.48	2.16	—	(7.00)	(7.00)

				Ratios to Average Net Assets
Small Cap Value Fund	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement	Expenses	Net investment income (loss)
Class I
Year ended 6/30/2010	$31.33	49.02%	$165,348	1.14%	1.14%	0.23%
Year ended 6/30/2009	21.15	–30.69	164,020	1.12	1.12	0.58
Year ended 6/30/2008	31.67	–29.19	291,515	1.08	1.08	0.39
Year ended 6/30/2007	50.00	14.32	526,706	1.01	1.01	0.12
Year ended 6/30/2006	48.13	5.13	553,660	1.04	1.04	0.35
Class A
Year ended 6/30/2010	31.34	48.70	47,007	1.39	1.39	(0.01)
Year ended 6/30/2009	21.18	–30.90	15,630	1.37	1.37	0.32
Year ended 6/30/2008	31.69	–29.36	43,959	1.33	1.33	0.04
Year ended 6/30/2007	50.14	14.03	120,897	1.26	1.26	(0.14)
Year ended 6/30/2006	48.30	4.86	184,473	1.30	1.30	0.12
Class C
Year ended 6/30/2010	28.87	47.56	4,278	2.14	2.14	(0.77)
Year ended 6/30/2009	19.65	–31.05	1,761	1.72	2.12	(0.03)
Year ended 6/30/2008	29.37	–29.88	4,159	2.08	2.08	(0.80)
Year ended 6/30/2007	47.18	13.65	14,683	1.60	2.01	(0.48)
Year ended 6/30/2006	45.83	4.07	20,717	2.04	2.04	(0.63)

	Year Ended June 30,
	2010	2009	2008	2007	2006
Portfolio turnover rate	93%	65%	62%	31%	52%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower.

3  Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Value Opportunities Fund	Net asset value, beginning of year	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2010	$10.99	$0.17	$4.08	$4.25	$(0.28)	$—	$(0.28)
Year ended 6/30/2009	13.72	0.20	(2.82)	(2.62)	(0.11)	—	(0.11)
Year ended 6/30/2008	21.55	0.11	(6.00)	(5.89)	(0.05)	(1.89)	(1.94)
Year ended 6/30/2007	19.36	0.02	3.87	3.89	—	(1.70)	(1.70)
Year ended 6/30/2006	20.36	0.21	(0.26)	(0.05)	(0.27)	(0.68)	(0.95)
Class A
Year ended 6/30/2010	11.01	0.13	4.09	4.22	(0.25)	—	(0.25)
Year ended 6/30/2009	13.70	0.17	(2.80)	(2.63)	(0.06)	—	(0.06)
Year ended 6/30/2008	21.55	0.06	(6.00)	(5.94)	(0.02)	(1.89)	(1.91)
Year ended 6/30/2007	19.40	(0.03)	3.88	3.85	—	(1.70)	(1.70)
Year ended 6/30/2006	20.40	0.17	(0.26)	(0.09)	(0.23)	(0.68)	(0.91)
Class C
Year ended 6/30/2010	10.61	0.01	3.95	3.96	(0.17)	—	(0.17)
Year ended 6/30/2009	13.18	0.12	(2.67)	(2.55)	(0.02)	—	(0.02)
Year ended 6/30/2008	20.94	(0.07)	(5.80)	(5.87)	—	(1.89)	(1.89)
Year ended 6/30/2007	19.00	(0.14)	3.78	3.64	—	(1.70)	(1.70)
Year ended 6/30/2006	20.02	0.01	(0.25)	(0.24)	(0.10)	(0.68)	(0.78)

				Ratios to Average Net Assets
Value Opportunities Fund	Net asset value, end of year	Total return[3]	Net assets, end of year (in thousands)	Expenses, net of reimbursement	Expenses	Net investment income (loss)
Class I
Year ended 6/30/2010	$14.96	38.72%	$24,073	1.15%	1.15%	1.12%
Year ended 6/30/2009	10.99	–18.87	17,668	1.19	1.19	1.99
Year ended 6/30/2008	13.72	–28.58	22,921	1.07	1.07	0.63
Year ended 6/30/2007	21.55	20.82	44,410	0.98	0.98	0.12
Year ended 6/30/2006	19.36	–0.24	59,891	0.97	0.97	1.01
Class A
Year ended 6/30/2010	14.98	38.43	21,794	1.40	1.40	0.87
Year ended 6/30/2009	11.01	–19.05	9,533	1.44	1.44	1.60
Year ended 6/30/2008	13.70	–28.80	22,729	1.31	1.31	0.36
Year ended 6/30/2007	21.55	20.56	64,743	1.23	1.23	(0.14)
Year ended 6/30/2006	19.40	–0.50	92,689	1.22	1.22	0.83
Class C
Year ended 6/30/2010	14.40	37.38	7,288	2.15	2.15	0.10
Year ended 6/30/2009	10.61	–19.32	6,619	1.86	2.19	1.22
Year ended 6/30/2008	13.18	–29.34	13,621	2.06	2.06	(0.39)
Year ended 6/30/2007	20.94	19.85	46,856	1.79	1.98	(0.69)
Year ended 6/30/2006	19.00	–1.25	59,822	1.97	1.97	0.05

	Year Ended June 30,
	2010	2009	2008	2007	2006
Portfolio turnover rate	166%	210%	119%	53%	73%

		Income from investment operations			Dividends and distributions
High Yield Fund	Net asset value, beginning of period	Net investment income[2]	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2010	$10.90	$1.02	$1.65	$2.67	$(1.03)	$(0.53)	$(1.56)
Period from 3/31/2009[1] to 6/30/2009	10.00	0.24	0.90	1.14	(0.24)	—	(0.24)
Class A
Year ended 6/30/2010	10.89	0.97	1.64	2.61	(1.00)	(0.53)	(1.53)
Period from 5/29/2009[1] to 6/30/2009	10.84	0.07	0.05	0.12	(0.07)	—	(0.07)

				Ratios to Average Net Assets
High Yield Fund	Net asset value, end of period	Total return[3]	Net assets, end of period (in thousands)	Expenses, net of reimbursement	Expenses	Net investment income
Class I
Year ended 6/30/2010	$12.01	25.45%	$93,139	0.70%	0.89%	8.51%
Period from 3/31/2009[1] to 6/30/2009	10.90	11.40	28,097	0.70[4]	2.02[4]	9.04[4]
Class A
Year ended 6/30/2010	11.97	24.76	22,090	0.95	1.12	8.10
Period from 5/29/2009[1] to 6/30/2009	10.89	1.16	2,551	0.95[4]	2.16[4]	7.59[4]

	Year Ended June 30, 2010	Period March 31, 2009[1] through June 30, 2009
Portfolio turnover rate	175%	123%

1  Commencement of operations.

2  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

3  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower.

4  Annualized.

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements

JUNE 30, 2010

NOTE 1.

Organization. Hotchkis and Wiley Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on July 23, 2001 and consists of six series of shares. The Hotchkis and Wiley Diversified Value Fund, the Hotchkis and Wiley Large Cap Value Fund, the Hotchkis and Wiley Mid-Cap Value Fund, the Hotchkis and Wiley Small Cap Value Fund and the Hotchkis and Wiley High Yield Fund (collectively, the "H&W Funds") are diversified series and the Hotchkis and Wiley Value Opportunities Fund (together with the H&W Funds, hereafter referred to as the "Funds") is a non-diversified series of the Trust. The Trust was organized to acquire the assets and liabilities of the Mercury HW Large Cap Value Fund, the Mercury HW Mid-Cap Value Fund and the Mercury HW Small Cap Value Fund (the "Mercury HW Funds"). On February 4, 2002, the Mercury HW Funds were reorganized into the Trust through a non-taxable exchange. On August 28, 2009, the Hotchkis and Wiley Core Value Fund was renamed the Hotchkis and Wiley Diversified Value Fund and the Hotchkis and Wiley All Cap Value Fund was renamed the Hotchkis and Wiley Value Opportunities Fund.

The Large Cap Value Fund and Mid-Cap Value Fund have four classes of shares: Class I, Class A, Class C and Class R. The Diversified Value Fund, Small Cap Value Fund, Value Opportunities Fund and High Yield Fund have three classes of shares: Class I, Class A and Class C. Class A shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge. Class C shares are automatically converted to Class A shares approximately eight years after purchase and will then be subject to lower distribution and service fees. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class C and Class R shares bear certain expenses related to the distribution and servicing expenditures. Currently, the High Yield Fund is not offering Class C shares to investors.

Significant Accounting Policies. The Funds' audited financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds. In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Security Valuation. Portfolio securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market ("NSM") (including the Nasdaq National Market and the Nasdaq Small Cap Market) are valued at the last reported sale price (or official closing price) on that day as of the close of the New York Stock Exchange (which is generally 4:00 p.m. Eastern time), or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or NSM. Unlisted equity securities that are not included in NSM are valued at the last sale price or, if the last sale price is unavailable, at the average of the quoted bid and asked prices in the over-the-counter market. Fixed-income securities are generally valued at the mean between the bid and asked prices on the basis of information from an independent pricing service but may also be valued based on a broker-dealer quotation. The pricing agent may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term investments which mature in 60 days or less are valued at amortized cost, which approximates fair value. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the following three broad categories:

  • Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

  • Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

  • Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust's own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the valuation levels of each Fund's assets as of June 30, 2010:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Value Opportunities	High Yield
Level 1 — Quoted prices in an active market:
Common Stocks	$388,054,462	$1,035,410,246	$1,126,274,067	$210,812,661	$48,192,479	$—
Other Investment Companies	—	—	—	—	718,935	—
Preferred Stocks	—	—	—	—	—	2,318,025
Convertible Preferred Stocks	—	—	—	—	1,804,555	3,064,888
Warrants	—	—	—	—	322,065	—
Level 2 — Other significant observable market inputs:
Corporate Bonds	—	—	—	—	755,625	98,925,584
Convertible Bonds	—	—	—	—	744,137	6,033,174
Convertible Preferred Stocks	—	—	—	—	—	1,578,375
Level 3 — Significant unobservable inputs	—	—	—	—	—	—
Total Investments	$388,054,462	$1,035,410,246	$1,126,274,067	$210,812,661	$52,537,796	$111,920,046

The Trust did not have any liabilities that were measured at fair value on June 30, 2010.

In January 2010, new accounting guidance was issued that requires enhanced disclosures about fair value measurements in the financial statements effective for fiscal years and interim periods beginning after December 15, 2009. Management expects that adoption of this guidance will have no impact on the Funds' net assets or results of operations.

Income and Expense Allocation. Common expenses incurred by the Trust which are not allocable to a specific Fund are allocated among the Funds based upon relative net assets or evenly, depending on the nature of the expenditure. Net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared daily and paid monthly for the High Yield Fund, declared and paid semi-annually for the Large Cap Value Fund and declared and paid annually for the Diversified Value Fund, Mid-Cap Value Fund, Small Cap Value Fund and Value Opportunities Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually.

Security Transactions and Investment Income. Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities. Dividend income, less foreign taxes withheld, if any, are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method. Return of capital distributions received from REIT securities are recorded as an adjustment to the cost of the security and thus may impact unrealized gains or losses on the security.

Payment In-Kind Securities.  Certain Funds may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and may require a pro-rata adjustment to interest receivable from the unrealized appreciation or depreciation of securities on the Statements of Assets and Liabilities.

Restricted and Illiquid Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

NOTE 2.

Fees and Transactions with Affiliates. The Trust has entered into Investment Advisory Agreements for each of the Funds with Hotchkis and Wiley Capital Management, LLC (the "Advisor"), with which the officers and a Trustee of the Trust are affiliated. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company with members who are current and former employees of the Advisor, and Stephens — H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor is responsible for the management of the Funds' investments and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisor receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. The Advisor has contractually agreed to pay all operating expenses in excess of the annual rates presented below as applied to such Fund's daily net assets through October 31, 2011.

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Value Opportunities	High Yield
Annual Advisory Fee Rate	0.75%[1]	0.75%[1]	0.75%[1]	0.75%	0.75%	0.55%
Annual cap on expenses — Class I	0.95%	1.05%	1.15%	1.25%	1.25%	0.70%
Annual cap on expenses — Class A	1.20%	1.30%	1.40%	1.50%	1.50%	0.95%
Annual cap on expenses — Class C	1.95%	2.05%	2.15%	2.25%	2.25%	1.70%
Annual cap on expenses — Class R	Not applicable	1.55%	1.65%	Not applicable	Not applicable	Not applicable

1 Effective January 1, 2007, the Annual Advisory Fee Rate is 0.75% for the first $5 billion in assets, 0.65% for the next $5 billion in assets and 0.60% for assets over $10 billion.

Quasar Distributors, LLC is the principal underwriter and distributor for the shares of the Funds ("Quasar" or the "Distributor"). The Distributor is affiliated with the Funds' transfer agent, fund accountant and administrator, U.S. Bancorp Fund Services, LLC. Pursuant to the Distribution Plan adopted by the Trust in accordance with Rule 12b-1 under the 1940 Act, the Funds pay the Distributor ongoing distribution and service fees. The fees are accrued daily at the annual rates based upon the average daily net assets of the shares as follows:

Distribution and Service Fee
Class A	0.25%
Class C	1.00%
Class R	0.50%

Pursuant to separate agreements with the Distributor, selected dealers and other financial intermediaries also provide distribution services to the Funds. The ongoing distribution and service fee compensates the Distributor and selected dealers for providing distribution-related and shareholder services to Class A, Class C and Class R shareholders.

Certain selected dealers and other financial intermediaries charge a fee for shareholder accounting services and administrative services that they provide to the Funds on behalf of certain shareholders; the portion of this fee paid by the Funds is included within "Transfer agent fees and expenses" in the Statements of Operations.

NOTE 3.

Investments. Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2010 were as follows:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Value Opportunities	High Yield
Purchases	$183,674,517	$554,745,103	$860,143,310	$190,982,473	$82,088,309	$190,624,534
Sales	293,571,544	861,087,632	1,202,051,175	233,492,381	73,030,930	113,049,994

NOTE 4.

Federal Income Taxes. It is each Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified within the capital accounts.

The following information is presented on an income tax basis as of June 30, 2010:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Value Opportunities	High Yield
Tax cost of investments	$529,167,580	$1,397,529,568	$1,493,776,351	$278,881,495	$63,375,079	$111,380,092
Gross unrealized appreciation	16,875,233	45,390,215	41,339,952	13,085,661	2,289,051	3,036,840
Gross unrealized depreciation	(157,988,351)	(407,509,537)	(408,842,236)	(81,154,495)	(13,126,334)	(2,496,886)
Net unrealized appreciation (depreciation) on investments	(141,113,118)	(362,119,322)	(367,502,284)	(68,068,834)	(10,837,283)	539,954
Distributable ordinary income (as of 6/30/10)	3,292,196	447,185	2,847,727	330,914	584,459	4,376,367
Distributable long-term gains (as of 6/30/10)	—	—	—	—	—	174,812
Total distributable earnings	3,292,196	447,185	2,847,727	330,914	584,459	4,551,179
Other accumulated losses	(779,140,303)	(1,221,260,314)	(530,347,553)	(22,174,760)	(3,179,303)	—
Total accumulated gains (losses)	$(916,961,225)	$(1,582,932,451)	$(895,002,110)	$(89,912,680)	$(13,432,127)	$5,091,133

At the close of business on March 31, 2009 and April 13, 2009, in exchange for shares the Advisor transferred assets valued at $4,520,357 and $227,750, respectively, to the High Yield Fund. As a result of the tax-free transfers, the Fund acquired $53,277 and $11,785, respectively, of unrealized appreciation for tax purposes. As of June 30, 2010, the High Yield Fund did not hold any securities relating to the transfers.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax adjustments. These differences are due primarily to differing treatment for items such as wash sale losses.

	Paid in Capital	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss) on Securities
Diversified Value	$—	$—	$—
Large Cap Value	—	—	—
Mid-Cap Value	(5)	—	5
Small Cap Value	—	48,778	(48,778)
Value Opportunities	—	484,919	(484,919)
High Yield	—	60,460	(60,460)

The tax components of distributions paid during the fiscal years ended June 30, 2010 and 2009, capital loss carryovers as of June 30, 2010, and tax basis post-October losses as of June 30, 2010, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	June 30, 2010				June 30, 2009
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Post- October Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Diversified Value	$10,177,439	$—	$(753,398,053)[1]	$(25,724,323)	$21,938,605	$—
Large Cap Value	35,935,895	—	(1,201,722,754)[1]	(19,531,336)	45,201,704	36,744
Mid-Cap Value	11,134,207	—	(519,037,713)[1]	(10,966,840)	8,216,753	3,807,596
Small Cap Value	1,074,497	—	(22,174,760)[2]	—	1,752,053	4,512,296
Value Opportunities	748,471	—	(2,571,486)[2]	(607,817)	249,970	—
High Yield*	8,272,842	—	—	—	597,736	—

* The Fund commenced operations on March 31, 2009.

1  Expires from 6/30/2017 to 6/30/2018.

2  Expires on 6/30/2017.

As of and during the year ended June 30, 2010, the Trust did not have a liability for any unrecognized tax benefits. The Trust recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended June 30, 2010, the Trust did not incur any interest or penalties. The tax years ended June 30, 2007 through June 30, 2010 remain open and subject to examination by tax jurisdictions.

NOTE 5.

Capital Share Transactions. Transactions in capital shares for each class were as follows:

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2010
Diversified Value Fund
Class I	4,972,666	$41,350,065	1,045,965	$8,493,234	(16,436,717)	$(129,371,439)	(10,418,086)	$(79,528,140)
Class A	522,457	4,223,233	80,860	659,817	(3,816,820)	(30,671,843)	(3,213,503)	(25,788,793)
Class C	153,083	1,262,454	21,837	177,316	(847,963)	(6,936,973)	(673,043)	(5,497,203)
Total net increase (decrease)	5,648,206	46,835,752	1,148,662	9,330,367	(21,101,500)	(166,980,255)	(14,304,632)	(110,814,136)
Large Cap Value Fund
Class I	25,070,013	352,828,596	1,393,942	14,510,940	(34,132,258)	(454,373,507)	(7,668,303)	(87,033,971)
Class A	21,200,143	288,574,600	1,570,657	16,303,426	(35,228,715)	(487,066,216)	(12,457,915)	(182,188,190)
Class C	202,449	2,651,952	64,665	666,047	(1,318,327)	(17,703,356)	(1,051,213)	(14,385,357)
Class R	266,107	3,662,651	34,066	357,350	(840,146)	(11,419,061)	(539,973)	(7,399,060)
Total net increase (decrease)	46,738,712	647,717,799	3,063,330	31,837,763	(71,519,446)	(970,562,140)	(21,717,404)	(291,006,578)

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Mid-Cap Value Fund
Class I	17,043,465	$309,569,795	434,374	$7,727,506	(31,010,770)	$(566,870,167)	(13,532,931)	$(249,572,866)
Class A	3,977,627	71,499,896	62,674	1,108,079	(8,508,970)	(150,031,070)	(4,468,669)	(77,423,095)
Class C	312,381	5,449,500	8,473	141,750	(604,972)	(10,228,974)	(284,118)	(4,637,724)
Class R	97,352	1,761,632	479	8,560	(239,555)	(4,422,500)	(141,724)	(2,652,308)
Total net increase (decrease)	21,430,825	388,280,823	506,000	8,985,895	(40,364,267)	(731,552,711)	(18,427,442)	(334,285,993)
Small Cap Value Fund
Class I	1,988,405	62,418,930	9,658	284,582	(4,476,881)	(130,958,370)	(2,478,818)	(68,254,858)
Class A	1,411,117	48,237,777	1,835	55,335	(651,007)	(20,085,060)	761,945	28,208,052
Class C	98,402	3,111,570	201	5,579	(39,990)	(1,194,077)	58,613	1,923,072
Total net increase (decrease)	3,497,924	113,768,277	11,694	345,496	(5,167,878)	(152,237,507)	(1,658,260)	(38,123,734)
Value Opportunities Fund
Class I	632,910	10,063,236	22,673	328,752	(654,387)	(8,215,374)	1,196	2,176,614
Class A	1,251,634	19,076,092	12,357	179,550	(674,733)	(10,186,329)	589,258	9,069,313
Class C	75,156	1,136,877	3,299	46,251	(196,120)	(2,770,658)	(117,665)	(1,587,530)
Total net increase (decrease)	1,959,700	30,276,205	38,329	554,553	(1,525,240)	(21,172,361)	472,789	9,658,397
High Yield Fund*
Class I	4,801,401	58,007,943	508,218	6,077,968	(135,404)	(1,636,737)	5,174,215	62,449,174
Class A	1,732,205	20,773,851	122,212	1,458,442	(242,963)	(2,942,288)	1,611,454	19,290,005
Total net increase (decrease)	6,533,606	78,781,794	630,430	7,536,410	(378,367)	(4,579,025)	6,785,669	81,739,179
Year Ended June 30, 2009
Diversified Value Fund
Class I	44,929,681	327,673,676	3,080,913	18,454,671	(114,244,178)	(801,989,074)	(66,233,584)	(455,860,727)
Class A	5,891,383	38,759,807	342,880	2,064,135	(14,907,521)	(104,559,818)	(8,673,258)	(63,735,876)
Class C	333,503	2,421,117	65,033	389,549	(2,657,648)	(18,223,831)	(2,259,112)	(15,413,165)
Total net increase (decrease)	51,154,567	368,854,600	3,488,826	20,908,355	(131,809,347)	(924,772,723)	(77,165,954)	(535,009,768)
Large Cap Value Fund
Class I	16,969,756	199,126,533	1,430,994	18,716,353	(46,353,926)	(557,411,270)	(27,953,176)	(339,568,384)
Class A	42,570,341	522,559,186	1,387,745	17,993,808	(78,843,247)	(931,459,253)	(34,885,161)	(390,906,259)
Class C	218,185	2,501,529	36,609	454,269	(3,601,250)	(42,616,913)	(3,346,456)	(39,661,115)
Class R	605,470	6,936,766	28,668	375,800	(1,718,761)	(20,397,991)	(1,084,623)	(13,085,425)
Total net increase (decrease)	60,363,752	731,124,014	2,884,016	37,540,230	(130,517,184)	(1,551,885,427)	(67,269,416)	(783,221,183)
Mid-Cap Value Fund
Class I **	27,667,932	387,453,160	781,314	8,797,595	(55,597,663)	(727,652,375)	(27,148,417)	(331,401,620)
Class A	11,000,053	125,283,468	104,068	1,165,548	(18,679,046)	(241,403,941)	(7,574,925)	(114,954,925)
Class C	165,515	2,056,493	5,277	56,197	(1,792,435)	(22,652,590)	(1,621,643)	(20,539,900)
Class R	413,590	4,821,901	714	8,097	(688,843)	(9,168,647)	(274,539)	(4,338,649)
Total net increase (decrease)	39,247,090	519,615,022	891,373	10,027,437	(76,757,987)	(1,000,877,553)	(36,619,524)	(471,235,094)
Small Cap Value Fund
Class I	2,452,066	46,517,185	138,349	2,385,134	(4,037,751)	(83,783,612)	(1,447,336)	(34,881,293)
Class A	208,797	4,328,050	20,192	349,118	(878,380)	(19,104,071)	(649,391)	(14,426,903)
Class C	2,005	33,554	1,493	23,972	(55,515)	(1,144,419)	(52,017)	(1,086,893)
Total net increase (decrease)	2,662,868	50,878,789	160,034	2,758,224	(4,971,646)	(104,032,102)	(2,148,744)	(50,395,089)

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Value Opportunities Fund
Class I	221,531	$2,021,662	17,932	$159,592	(302,677)	$(2,910,768)	(63,214)	$(729,514)
Class A	33,008	347,672	6,039	53,925	(832,087)	(8,939,809)	(793,040)	(8,538,212)
Class C	12,385	117,327	833	7,187	(422,513)	(4,087,544)	(409,295)	(3,963,030)
Total net increase (decrease)	266,924	2,486,661	24,804	220,704	(1,557,277)	(15,938,121)	(1,265,549)	(13,230,756)
High Yield Fund
Class I ***	2,528,039	25,351,103	54,400	587,878	(4,613)	(50,000)	2,577,826	25,888,981
Class A ****	233,434	2,564,737	905	9,858	—	—	234,339	2,574,595
Total net increase (decrease)	2,761,473	27,915,840	55,305	597,736	(4,613)	(50,000)	2,812,165	28,463,576

*  As of June 30, 2010, the High Yield Fund had a single shareholder, Hotchkis and Wiley Capital Management, LLC, which individually amounted to 11.5% of the total shares outstanding of the High Yield Fund.

**  Includes an in-kind redemption which resulted in a realized loss of $5,959,039.

***  For the period March 31, 2009 (commencement of operations) to June 30, 2009.

****  For the period May 29, 2009 (commencement of operations) to June 30, 2009.

NOTE 6.

Investments in Affiliated Issuers. An issuer in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer is an "affiliated" issuer as defined in the 1940 Act. A schedule of each Fund's investments in securities of affiliated issuers held during the year ended June 30, 2010, is set forth below:

Mid-Cap Value Fund
Issuer Name	Share Balance At July 1, 2009	Additions	Reductions	Share Balance At June 30, 2010	Dividend Income	Value At June 30, 2010
MI Developments, Inc.*	2,448,100	—	559,400	1,888,700	$1,034,561	$23,098,801
Valassis Communications, Inc.*+	1,118,300	2,049,600	1,613,500	1,554,400	—	49,305,568
					$1,034,561

* Issuer was not an affiliate as of June 30, 2010.

+ Non-income producing security.

Small Cap Value Fund
Issuer Name	Share Balance At July 1, 2009	Additions	Reductions	Share Balance At June 30, 2010	Dividend Income	Value At June 30, 2010
Hudson Highland Group, Inc.+	1,517,900	255,000	148,200	1,624,700	$—	$7,148,680
Miller Industries, Inc.*	693,300	—	118,500	574,800	61,270	7,742,556
					$61,270

* Issuer was not an affiliate as of June 30, 2010.

+ Non-income producing security.

NOTE 7.

Securities Lending. Effective December 2007, the Funds entered into a securities lending arrangement with Brown Brothers Harriman & Co. (the "Custodian"). Under the securities lending agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned plus accrued interest. The total market value of securities on loan for each Fund as of June 30, 2010 is disclosed on the Schedule of Investments. The cash collateral is invested in short-term instruments as noted on the Schedule of Investments. Income earned from these investments is included in "Securities on loan" on the Statement of Operations and is allocated to each Fund based on each Fund's proportion of the total cash collateral received. Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, the Custodian has agreed to indemnify the Funds from losses resulting from a borrower's failure to return a loaned security. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received.

A portion of the income generated by the investment of the collateral, net of any rebates paid by the Custodian to borrowers, is remitted to the Custodian as lending agent, and the remainder is paid to the Funds.

NOTE 8.

Indemnifications. Under the Trust's organizational documents and indemnification agreements between each independent Trustee and the Trust, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

NOTE 9.

Risk Factors.  Investing in the Funds may involve certain risks including, but not limited to, those described below.

Lower rated debt securities generally have higher rates of interest and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

The prices of, and the income generated by, most debt securities held by the Funds may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in the Funds' portfolios generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities.

The prices of, and the income generated by, the common stocks and other equity securities held by the Funds may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

NOTE 10. (UNAUDITED)

Federal Tax Disclosure.  The Funds designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended June 30, 2010.

For the year ended June 30, 2010, the following percentages of ordinary distributions paid qualifies for the dividend received deduction available to corporate shareholders: Diversified Value Fund — 100%, Large Cap Value Fund — 100%, Mid-Cap Value Fund — 100%, Small Cap Value Fund — 100%, Value Opportunities Fund — 10.90%, High Yield Fund — 1.10%.

For the year ended June 30, 2010, the following percentages of ordinary distributions paid are designated as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003: Diversified Value Fund — 100%, Large Cap Value Fund — 100%, Mid-Cap Value Fund — 100%, Small Cap Value Fund — 100%, Value Opportunities Fund — 100%, High Yield Fund — 1.09%. Shareholders should consult their tax advisors.

Additional Information Applicable to Foreign Shareholders Only. For the year ended June 30, 2010, the Funds designate the following percentages of ordinary distributions paid as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c): Diversified Value Fund — 0.49%, Large Cap Value Fund — 0.17%, Mid-Cap Value Fund — 0.98%, Small Cap Value Fund — 0.87%, Value Opportunities Fund — 0.80%, High Yield Fund — 48.76%. For the year ended June 30, 2010, the following percentages of its ordinary income distributions paid are designated as short-term capital gain distributions under the Internal Revenue Code Section 871(k)(2)(c): Diversified Value Fund — 0%, Large Cap Value Fund — 0%, Mid-Cap Value Fund — 0%, Small Cap Value Fund — 0%, Value Opportunities Fund — 0%, High Yield Fund — 0%.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Hotchkis and Wiley Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Value Opportunities Fund and High Yield Fund (constituting the Hotchkis and Wiley Funds, hereafter referred to as the "Funds") at June 30, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California
August 18, 2010

Fund Expense Examples (Unaudited)

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs such as initial sales charges (loads) on purchase payments and contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period (January 1, 2010 – June 30, 2010).

The table below illustrates the Funds' costs in two ways:

Based on Actual Fund Returns. This section provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Based on Hypothetical 5% Yearly Returns. This section provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Based on Actual Fund Returns			Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During Period* 1/1/10 - 6/30/10	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During Period* 1/1/10 - 6/30/10	Annualized Expense Ratio
Diversified Value Fund
Class I	$1,000.00	$970.70	$4.64	$1,000.00	$1,020.08	$4.76	0.95%
Class A	1,000.00	968.40	5.86	1,000.00	1,018.84	6.01	1.20
Class C	1,000.00	965.80	9.50	1,000.00	1,015.12	9.74	1.95
Large Cap Value Fund
Class I	1,000.00	973.70	5.14	1,000.00	1,019.59	5.26	1.05
Class A	1,000.00	972.80	6.36	1,000.00	1,018.35	6.51	1.30
Class C	1,000.00	969.50	10.01	1,000.00	1,014.63	10.24	2.05
Class R	1,000.00	971.60	7.58	1,000.00	1,017.11	7.75	1.55
Mid-Cap Value Fund
Class I	1,000.00	1,013.40	5.44	1,000.00	1,019.39	5.46	1.09
Class A	1,000.00	1,012.40	6.69	1,000.00	1,018.15	6.71	1.34
Class C	1,000.00	1,008.90	10.41	1,000.00	1,014.43	10.44	2.09
Class R	1,000.00	1,011.10	7.93	1,000.00	1,016.91	7.95	1.59
Small Cap Value Fund
Class I	1,000.00	1,068.30	5.79	1,000.00	1,019.19	5.66	1.13
Class A	1,000.00	1,066.80	7.07	1,000.00	1,017.95	6.90	1.38
Class C	1,000.00	1,062.70	10.89	1,000.00	1,014.23	10.64	2.13
Value Opportunities Fund
Class I	1,000.00	1,021.90	5.61	1,000.00	1,019.24	5.61	1.12
Class A	1,000.00	1,021.10	6.87	1,000.00	1,018.00	6.85	1.37
Class C	1,000.00	1,016.90	10.60	1,000.00	1,014.28	10.59	2.12
High Yield Fund
Class I	1,000.00	1,050.70	3.56	1,000.00	1,021.32	3.51	0.70
Class A	1,000.00	1,049.40	4.83	1,000.00	1,020.08	4.76	0.95

* Expenses are equal to the Funds' annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by the number of days in the most recent fiscal year (365).

Board Considerations In Approving Continuation Of Investment Advisory Agreements (Unaudited)

Background and Approval Process.  Hotchkis and Wiley Capital Management, LLC (the "Advisor") serves as investment adviser to the Hotchkis and Wiley Large Cap Value Fund, the Hotchkis and Wiley Mid-Cap Value Fund, the Hotchkis and Wiley Small Cap Value Fund, the Hotchkis and Wiley Value Opportunities Fund, the Hotchkis and Wiley Diversified Value Fund and the Hotchkis and Wiley High Yield Fund (each a "Fund") pursuant to separate investment advisory agreements (the "Advisory Agreements") with the Hotchkis and Wiley Funds (the "Trust"). The Advisory Agreements were initially approved by the Board of Trustees at the inception of each Fund for two-year terms. The Advisory Agreements continue thereafter if approved annually by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Advisory Agreements. The Advisory Agreements for each Fund were most recently considered by the Board at a meeting held in May 2010.

As part of the annual contract review process, the Independent Trustees, through their independent legal counsel, requested and received extensive materials, including information relating to (i) the nature, extent and quality of services provided by the Advisor, including compliance with legal requirements, (ii) short-term and long-term performance of each Fund relative to peer groups, their Lipper fund category and market indices, (iii) the costs of the services provided and the Advisor's profitability with respect to the management of each Fund, (iv) the extent to which the Advisor has in the past or is likely in the future to experience economies of scale in connection with the investment advisory services it provides to each Fund, (v) the expense ratios of each Fund as compared with the expense ratios of their peer group and their Lipper fund category and (vi) any benefits to the Advisor and its affiliates from its relationship with the Funds. The Independent Trustees also requested and received information specifically related to the Advisor's risk controls and risk evaluation process. The Independent Trustees noted that the information provided by the Advisor was thorough and responsive to their requests. The information provided in response to their request supplemented information received by the Board throughout the year, both in writing and in meetings, regarding the Funds, including Fund performance, expense ratios, portfolio composition and regulatory compliance. The Independent Trustees also held a conference call with their independent legal counsel to review the materials provided by the Advisor and reviewed and discussed a legal memorandum regarding, among other things, the duties of directors/trustees under the 1940 Act and relevant state law in reviewing and approving investment advisory contracts.

At the Board meeting, representatives of the Advisor discussed certain responses with the Trustees and responded to their further questions. The Trustees considered the factors set out in case law and identified by the Securities and Exchange Commission as most relevant in considering the renewal of investment advisory agreements. The Trustees considered these and other factors, as summarized in more detail below, and concluded that the terms of each Advisory Agreement are fair and reasonable and the continuance of each Agreement is in the best interests of the applicable Fund. No single factor was determinative in the Board's analysis.

Nature, Extent and Quality of Services.  As part of the Board's decision-making process, the Trustees noted that the Advisor and its predecessors have managed the Funds and their predecessors since their inception, and the Trustees believe that a long-term relationship with a capable, conscientious investment adviser is in the best interests of the Funds. The Board also considered that shareholders invest in a Fund specifically seeking the Advisor's investment expertise and style. The Board also noted that when shareholders invest in a Fund, they know the advisory fee that is paid by the Fund. In this connection, the Trustees considered, in particular, whether each Fund is managed in accordance with its investment objective and policies as disclosed to shareholders. The Trustees concluded that each Fund is managed consistent with its investment objective and policies.

The Trustees reviewed information regarding various services provided by the Advisor to the Funds, including an organizational chart and background information on personnel performing such services. The Trustees also reviewed each Fund's performance and information regarding the Advisor's investment program, which is driven by team-oriented, in-depth, fundamental research. The Trustees considered the depth and quality of the Advisor's investment process, the low turnover rates of the Advisor's key personnel, the overall stability of the Advisor's organization, and the experience, capability and integrity of its senior management. The Trustees noted the addition of two experienced portfolio managers for the High Yield Fund, and the Advisor's statement that this enhances the research process on the equity side from idea generation, to credit analysis, to risk evaluation. The Trustees considered the portfolio managers' significant investments in the Funds. The Trustees reviewed the Trust's compliance program and the Advisor's commitment to a rigorous compliance effort and the resultant compliance by the Funds and the Advisor with legal requirements.

The Trustees also considered other non-advisory services provided to the Funds, such as the services of Advisor employees as officers and other personnel provided that are necessary for Fund operations. The Trustees particularly noted that the services of the Trust's Chief Compliance Officer are provided to the Funds at no cost to the Funds. The Trustees noted that the Advisor organizes Board meetings and the preparation of Board meeting materials, and oversees and manages the other Fund service providers.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided (and expected to be provided) to each Fund under its Advisory Agreement were of a high level and were very satisfactory.

Investment Performance of the Funds and the Advisor.  The Trustees noted that they review data on the short-term and long-term performance of the Funds in connection with each quarterly Board meeting. For the contract review meeting, the Trustees reviewed a report prepared by the Trust's administrator based on information compiled from Lipper Inc., an independent provider of data to mutual fund boards (the "Report"), that compared the performance of Class I shares of each Fund to that of a small group of funds that are similar primarily in terms of investment styles (each, a "Peer Group"). The Report also compared each Fund's performance to the most comparable Lipper universe and Lipper index for the 1-, 3-, 5- and 10-year periods, as applicable. This data was as of December 31, 2009, and performance information through March 2010 was provided as well. Since some funds' advisory contracts include administration services, the Report included administration fees with advisory fees for comparability.

The Board considered the performance information for each Fund, noting that each equity Fund significantly outperformed its Peer Group median for the 1-year periods ended December 31, 2009 and March 31, 2010, and that each equity Fund also was in the first quartile of its comparable Lipper universe for the 1-year period ended December 31, 2009. The Board noted that the High Yield Fund's performance for the 1-year period ended March 31, 2010 (the Fund's inception date was March 31, 2009), was under that of its Peer Group median, but was above the Peer Group median in recent quarters. The

Board considered that each equity Fund's performance for the 3- and 5-year periods ended December 31, 2009 was in the fourth quartile, except for the Value Opportunities Fund, which had first quartile performance for the 3-year period and second quartile performance for the 5-year period, and noted that the Large Cap Value and Mid-Cap Value Funds had second quartile performance and the Small Cap Value Fund had first quartile performance for the 10-year periods ended December 31, 2009. The Board noted that each Fund's performance versus its Lipper benchmark index for the periods covered in the Report was comparable to its performance versus its Lipper universe over the same periods.

The Trustees considered the Advisor's efforts to address prior under-performance issues, particularly the Advisor's increased emphasis on risk assessment, and noted the significant recent improvements in the Funds' performance.

Fees, Expenses and Profitability.  The Trustees reviewed information provided by the Advisor and data contained in the Report regarding the Funds' advisory fees and expense ratios, including information regarding any expense caps for the Funds. The Trustees reviewed data in the Report showing how the Funds' advisory fees and expense ratios compared to those of their respective Peer Groups as well as to competitive universes of funds. The Trustees also reviewed information provided by the Advisor on advisory fees charged by the Advisor for subadvisory services it provides to other mutual funds and advisory fees it charges to its separate account clients with investment objectives and policies similar to those of the Funds. The Trustees considered a list of the many additional functions performed for the Funds that the Advisor does not perform for its separate account and subadvisory clients. The Trustees noted that even though the Funds require more services and have higher costs, and even though it is generally acknowledged that managing mutual funds subjects an investment adviser to more legal and regulatory risk than is the case with separate accounts, the fees charged to each Fund other than the Diversified Value, Large Cap Value and High Yield Funds are the same as or lower than the Advisor's current standard fee schedules for its separate account clients.

With respect to the advisory fee for each Fund, the Trustees noted that the Report showed that the Small Cap Value, Value Opportunities and High Yield Funds' net advisory fees (including administration fees) were lower than these Funds' Peer Group medians, that the Diversified Value Fund's net advisory fee (including administration fees) was the same as its Peer Group median, and that the Large Cap Value and Mid-Cap Value Funds' advisory fees (including administration fees) were slightly higher than their Peer Group medians. The Trustees noted that each Fund's net advisory fee (including administration fees) was in the second or third quartile of its Lipper universe, except for the High Yield Fund, for which the net advisory fee (including administration fees) was in the first quartile (where the first quartile includes funds with expenses more favorable than 75% of the relevant funds). The Trustees noted that the Advisor had agreed to add breakpoints to the fee schedule for the Large Cap Value, Mid-Cap Value and Diversified Value Funds effective January 1, 2007, but that lower asset levels in 2009 meant that the breakpoints did not have an impact on the advisory fees. They noted that the Advisor uses a research-intensive process where other firms advising Peer Funds or in the Lipper universe might use investment processes that are less research-intensive. With respect to the expense ratios for the Funds, the Trustees noted that the Report showed each Fund's net expense ratio was higher than the median of the Peer Group, except for the Small Cap Value Fund, whose net expense ratio was equal to the median, and the High Yield Fund, whose net expense ratio was lower than the median. The Trustees noted that the Report showed that the Diversified Value, Large Cap Value and Value Opportunities Funds' net expense ratios were in the third quartile of their Lipper universe, the Mid-Cap Value and Small Cap Value Funds' net expense ratios were in the second quartile and the High Yield Fund's net expense ratio was in the first quartile. The Trustees noted the quality of the Advisor's investment process and concluded that the advisory fee and expense ratios were fair and reasonable for each Fund.

The Trustees reviewed information concerning profitability to the Advisor under the Advisory Agreements, including information regarding the methodology for allocating expenses. The Trustees reviewed data regarding the Advisor's variable expenses and fixed expenses. The Trustees considered that in 2009, the Advisor had absorbed over $1 million of costs above expense caps for the Funds for which it would not be reimbursed, and has agreed to continue to do so, noting that annualized expense ratios continue to be above the expense cap for the Large Cap Value, Diversified Value and High Yield Funds. The Trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available, and that profitability may be affected by numerous factors, so that the comparability of profitability among advisory firms is limited. The Trustees noted the importance of the Advisor's profitability — which is derived solely from investment management fees — in maintaining its entrepreneurial environment in a private, primarily employee-owned structure. They noted that the Advisor's compensation/profit structure facilitates retention of its management and investment professionals. They also noted that from time to time the Advisor had voluntarily limited growth of assets by closing the Funds to new investors. The Trustees noted that closing the Funds was financially disadvantageous to the Advisor, and illustrated a commitment to act in the best interests of Fund shareholders. The Trustees concluded that the level of profitability to the Advisor under the Advisory Agreements appeared to be not excessive.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale.  The Trustees considered information regarding the investment, compliance and client service personnel and the new fixed-income portfolio manager who have been hired by the Advisor over the past few years, and the increase in technology spending. The Trustees concluded that the Funds' shareholders share in the additional services, investment in talented employees and capital improvements provided by the Advisor without an increase in advisory fees. The Trustees also noted that the addition of breakpoints to the Large Cap Value, Mid-Cap Value and Diversified Value Funds has in the past enabled, and may in the future enable, shareholders to share in economies of scale.

Indirect Benefits to the Advisor from its Relationship to the Funds.  The Trustees considered information regarding any indirect benefits to the Advisor that could be identified from its relationship to the Funds. In particular, the Trustees considered any benefits from soft dollar arrangements. The Trustees noted that, while the Advisor does not use the Funds' commissions to pay for third party research, the Advisor does receive proprietary research from brokers that execute Fund trades. The Trustees noted that the proprietary research received was "bundled" with the commission cost and that, while the Advisor's profitability might be somewhat lower were it to have to pay for this research with hard dollars, the bundled research services provide valuable information or service to the investment research process, which benefits the Funds (as well as the Advisor's other clients). The Trustees also noted that the commissions paid by the Funds are generally quite low.

* * * *

Based on their review, including their consideration of each of the factors referred to above, the Trustees, including all of the Independent Trustees, concluded that the terms of each Advisory Agreement are fair and reasonable and that the renewal of each Agreement is in the best interests of each Fund.

Management (Unaudited)

INDEPENDENT TRUSTEES

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Randall H. Breitenbach (born 1960)	Trustee	Since 2001	Co-Founder, Director and CEO, BreitBurn Energy Partners, L.P. (1988 — present); Chairman Emeritus, Finance Committee, Stanford University PIC Endowment (1999 — present).	Six	BreitBurn Energy Partners, L.P.

Robert L. Burch III (born 1934)	Trustee	Since 2001	Managing Partner, A.W. Jones Co. (investments) (1984 — present); Chairman, Jonathan Mfg. Corp. (slide manufacturing) (1977 — 2004).	Six	None

Alejandra C. Edwards, Ph.D. (born 1954)	Trustee	Since 2007	California State University — Long Beach: Associate Chair Economics (2001 — present); Graduate Advisor Economics (2000 — present); Professor of Economics (1994 — present).	Six	None

Marcy Elkind, Ph.D. (born 1947)	Trustee	Since 2005	President, Elkind Economics, Inc. (1980 — present).	Six	None

Robert Fitzgerald (born 1952)	Trustee	Since 2005	Chief Financial Officer of National Retirement Partners, Inc. (2005 — 2007); Executive Vice President and Chief Financial Officer of PIMCO Advisors L.P. (1995 — 2001).	Six	Independent Trustee, Brandes Investment Trust (4 portfolios).

John A.G. Gavin (born 1931)	Trustee Chairman	Since 2001 Since 2007	Senior Counselor, Hicks Holdings (private equity investment firm) (2001 — present); Chairman, Gamma Holdings (international capital and consulting) (1968 — present); Partner and Managing Director, Hicks, Muse, Tate & Furst (Latin America) (private equity investment firm) (1994 — 2001); U.S. Ambassador to Mexico (1981 — 1986).	Six	Independent Trustee: Causeway Capital Management Trust (3 portfolios); TCW Strategic Income Fund, Inc. (1 portfolio); TCW Funds, Inc. (27 portfolios).

Donald Morrison, Ph.D. (born 1939)	Trustee	Since 2007	The William E. Leonhard Professor in the Anderson Graduate School of Management at the University of California, Los Angeles (1988 — present).	Six	None

*  Each Independent Trustee serves until his or her successor is elected and qualified or until his or her death or resignation or removal as provided in the Trust's Agreement and Declaration of Trust.

INTERESTED TRUSTEE

Name and Year of Birth	Position Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Public Directorships
George H. Davis, Jr.* (born 1961)	Trustee	Since 2007	Chief Executive Officer and Portfolio Manager of Hotchkis and Wiley Capital Management, LLC (the "Advisor") (2001 — present).	Six	None

*  Mr. Davis is an "interested person," as defined in the 1940 Act, of the Trust based on his position as Chief Executive Officer and Portfolio Manager of the Advisor.

**  As Trustee, Mr. Davis serves until his successor is elected and qualified or until his death or resignation or removal as provided in the Trust's Agreement and Declaration of Trust.

OFFICERS

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Anna Marie Lopez (born 1967)	President	Since 2007	Chief Operating Officer of the Advisor (2007 — present); Chief Compliance Officer of the Advisor (2001 — 2007).

Mark McMahon (born 1968)	Vice President and Secretary	Since 2006	Managing Director, Mutual Fund Operations of the Advisor (2006 — present); Client Relations Manager of Boston Financial Data Services (1991 — 2006).

James Menvielle (born 1972)	Vice President and Treasurer	Since 2007	Chief Financial Officer of the Advisor (2006 — present); Controller of Metropolitan West Asset Management, LLC (1998 — 2006); Chief Financial Officer of MWAM Distributors, LLC (2004 — 2006).

Tina Kodama (born 1968)	Vice President and Chief Compliance Officer	Since 2007	Chief Compliance Officer of the Advisor (2007 — present); Director of Compliance of the Advisor (2006 — 2007); Vice President — Compliance of First Pacific Advisors, Inc. (2004 — 2006); Vice President — Internal Audit of Countrywide Financial Corporation (2003 — 2004); Director of Compliance of Wilshire Associates Incorporated (2001 — 2003).

*  Each officer is appointed by and serves at the pleasure of the Board of Trustees of the Trust.

The Statement of Additional Information includes additional information about the Trust's Trustees and officers, and is available without charge upon request by calling the transfer agent at 1-866-HW-FUNDS (1-866-493-8637). The address for all Trustees and officers of the Trust is c/o Hotchkis and Wiley Capital Management, LLC, 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017, attention: Trust Secretary.

Privacy Policy

The Hotchkis and Wiley Funds and Hotchkis and Wiley Capital Management, LLC value our relationship with our clients as our most important asset. We are committed to safeguarding our clients' confidential non-public personal information. Our privacy policy outlines the steps we take to protect our clients' personal information.

We collect non-public personal information about you from the following sources in the normal course of business to serve you better:

•  Information we receive about you on applications, questionnaires or other forms;

•  Information you give us orally or on written or electronic correspondence;

•  Information about your transactions with us, financial intermediaries, or others;

•  Information received from your custodian, consultant, attorneys, or others; and

•  Information provided and captured on our website, including any information captured on our website through the use of "cookies".

We do not sell your personal information to anyone, nor do we disclose your personal information to unaffiliated third parties without the client's authorization, except to your authorized representatives (including your consultant, attorney or accountant). We may disclose your personal information to financial intermediaries (such as broker-dealers and custodians) only as permitted by law and only as necessary for us to provide agreed services and products. We may also disclose your personal information to other service providers with whom we have business arrangements to help administrate our business. These service providers are bound by law or by contract to use your information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. In limited circumstances, we may disclose your personal information as required by law or in response to inquires from governmental authorities.

We limit access to your personal information, as much as possible, to those employees who need to know that information to provide products and services to you. We also maintain physical, electronic and procedural safeguards to guard the privacy of your nonpublic personal information.

We apply this policy to current and former clients.

This page is not part of the annual report.

Information about the Funds

ADVISOR

Hotchkis and Wiley Capital Management, LLC
725 South Figueroa Street, 39th Floor
Los Angeles, California 90017

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, California 94105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, California 90071

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

This report is for the information of shareholders of the Hotchkis and Wiley Funds, but may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Funds.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is included in the Statement of Additional Information, which is available without charge, upon request, by calling 1-866-HW-FUNDS (1-866-493-8637) and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010 is available without charge on the Funds' website at www.hwcm.com and on the SEC's website at http://www.sec.gov.

Hotchkis and Wiley Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available free of charge on the SEC's website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. (1-202-551-8090). The Forms N-Q are also available on the Funds' website at www.hwcm.com under the "Download Center".

HOTCHKIS AND WILEY FUNDS

725 SOUTH FIGUEROA STREET, 39th Floor
LOS ANGELES, CALIFORNIA 90017-5439
www.hwcm.com
1.866.HW.FUNDS (1.866.493.8637)

CODE #HWF-AR-0610-0810

JUNE 30, 2010

ANNUAL REPORT

Item 2 - Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the code of ethics is available without charge, upon request, by calling toll-free 1-800-796-5606.

Item 3 - Audit Committee Financial Expert

The registrant’s Board has determined that Robert Fitzgerald, a member of the registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members.  The Board believes each member of the Audit Committee contributes significantly to the effective oversight of the registrant’s financial statements and condition.

Item 4 - Principal Accountant Fees and Services

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The principal accountant did not provide any other services.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2010	FYE 6/30/2009
Audit Fees	$130,800	$118,800
Audit-Related Fees	$0	$0
Tax Fees	$37,500	$36,500
All Other Fees	$0	$0

The registrant’s Audit Committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services.  The Committee shall pre-approve any engagement of the independent auditors to provide any non-prohibited services to the registrant, including the fees and other compensation to be paid to the independent auditors.   The Chairman of the Audit Committee may grant the pre-approval of services to the registrant for non-prohibited services for engagements of less than $5,000.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting. The Committee shall also pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the registrant), if the engagement relates directly to the operations and financial reporting of the registrant.  The Chairman of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser for engagements of less than $5,000.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2010	FYE 6/30/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser for the last two years.  The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2010	FYE 6/30/2009
Registrant	$37,500	$36,500
Registrant’s Investment Adviser	$105,000	$239,400

Item 5 - Audit Committee of Listed Registrants

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6 - Investments

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to open-end investment companies.

Item 10 - Submission of Matters to a Vote of Security Holders

The identification and recommendation of individuals for Board membership is the responsibility of the Nominating and Governance Committee.  Shareholders may submit suggestions for candidates by forwarding their correspondence by U.S. mail or other courier service to the Funds’ Secretary for the attention of the Chairman of the Nominating and Governance Committee, 725 S. Figueroa Street, 39th Floor, Los Angeles, CA 90017-5439.

Item 11 - Controls and Procedures

(a)                                  The officers providing the certifications in this report in accordance with Rule 30a-2 under the Investment Company Act of 1940 (the “Act”) have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act), that such controls and procedures are effective, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There was no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s last fiscal half-year which has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 - Exhibits

(a)(1) — Code of Ethics: Available without charge, upon request, by calling toll-free 1-800-796-5606.

(a)(2) — Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Attached hereto.

(a)(3) — Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investments companies.

(b)    — Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Hotchkis and Wiley Funds

By:	/s/ Anna Marie Lopez

Anna Marie Lopez
President of Hotchkis and Wiley Funds

Date: August 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Hotchkis and Wiley Funds

By:	/s/ Anna Marie Lopez

Anna Marie Lopez
President of Hotchkis and Wiley Funds

Date: August 24, 2010

By:	/s/ James Menvielle

James Menvielle
Treasurer of Hotchkis and Wiley Funds

Date: August 24, 2010

EXHIBIT INDEX

(a)(2)	Certifications of Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of Principal Executive Officer and Principal Financial Officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.